UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(A) of the

Securities Exchange Act of 1934

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MultiCell Technologies, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MULTICELL TECHNOLOGIES, INC.

68 CUMBERLAND STREET, SUITE 301

WOONSOCKET, RI 02895

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On November 15, 2013

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of MultiCell Technologies, Inc., a Delaware corporation (the “Company”). The meeting will be held on November 15, 2013, at 1:30 p.m. local time at the offices of Procopio, Cory, Hargreaves & Savitch LLP, One Del Mar, 12544 High Bluff Drive, Suite 300, San Diego, CA 92130, for the following purposes:

1.	To elect directors to serve for the ensuing year and until their successors are elected.

2.	To ratify the selection by the Audit Committee of the Board of Directors of the Company of Eide Bailly LLP as the Company’s Independent Registered Public Accounting Firm for its fiscal year ending November 30, 2013.

3.	To approve an amendment to the Amended and Restated Certificate of Incorporation, as amended, to effect an increase in the number of authorized shares of the Company’s common stock to a total of 5 billion shares.

4.	To approve the Company’s 2013 Equity Incentive Plan.

5.	To approve on an advisory, non-binding basis, named executive officer compensation.

6.	To approve on an advisory, non-binding basis, the frequency of the stockholder advisory vote to approve named executive officer compensation.

7.	To conduct any other business properly brought before the meeting.

These items of business are more fully described in the Proxy Statement accompanying this Notice.

The record date for the Annual Meeting is September 17, 2013. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.

By Order of the Board of Directors

W. Gerald Newmin

Chairman, CEO and Secretary

San Diego, California

October 7, 2013

You are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy as promptly as possible in order to ensure your representation at the meeting. A return envelope (which is postage prepaid if mailed in the United States) is enclosed for your convenience. Even if you have voted by proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

MULTICELL TECHNOLOGIES, INC.

68 CUMBERLAND STREET, SUITE 301

WOONSOCKET, RI 02895

PROXY STATEMENT

FOR THE 2013 ANNUAL MEETING OF STOCKHOLDERS

November 15, 2013

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

Why am I receiving these materials?

We sent you this proxy statement and the enclosed proxy card because the Board of Directors, or the Board, of MultiCell Technologies, Inc., also referred to as the Company or MultiCell, is soliciting your proxy to vote at the 2013 Annual Meeting of Stockholders (the “2013 Annual Meeting”). You are invited to attend the annual meeting to vote on the proposals described in this proxy statement. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card.

The Company intends to mail this proxy statement and accompanying proxy card on or about October 10, 2013, to all stockholders of record entitled to vote at the annual meeting.

Who can vote at the annual meeting?

Only stockholders of record at the close of business on September 17, 2013, will be entitled to vote at the annual meeting. On such record date, there were 2,389,51,281 shares of common stock outstanding and entitled to vote. Holders of MultiCell Series B and Series I Preferred Stock do not possess voting rights and are not entitled to vote at the 2013 Annual Meeting. Each share of common stock is entitled to one vote on each matter to be voted upon at the 2013 Annual Meeting.

Stockholder of Record: Shares Registered in Your Name

If on September 17, 2013, your shares of common stock were registered directly in your name with MultiCell’s transfer agent, Broadridge Corporate Issuer Solutions, Inc., or Broadridge, then you are a stockholder of record. As a stockholder of record, you may vote in person at the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on September 17, 2013, your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the annual meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.

What am I voting on?

There are six matters scheduled for a vote:

•	Election of five directors;

•	Ratification of Eide Bailly LLP as the Company’s Independent Registered Public Accounting Firm for its fiscal year ending November 30, 2013.

•	To approve an amendment to the Amended and Restated Certificate of Incorporation, as amended, to effect an increase in the number of authorized shares of the Company’s common stock to a total of 5 billion shares.

•	To approve the Company’s 2013 Equity Incentive Plan.

•	To approve on a non-binding, advisory basis, of the named executive officer compensation.

•	To approve on a non-binding, advisory basis, of the frequency of the stockholder advisory vote to approve named executive officer compensation.

How do I vote?

You may either vote “For” all the nominees to the Board of Directors or you may abstain from voting for any nominee you specify. For the vote on the frequency of the stockholder advisory vote to approve named executed officer compensation, you may vote for “One Year”, “Two Years”, “Three Years” or you may abstain from voting for any frequency. For each of the other matters to be voted on, you may vote “For” or “Against” or abstain from voting. The procedures for voting are:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote in person at the annual meeting or vote by proxy using the enclosed proxy card. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote in person if you have already voted by proxy.

To vote in person, come to the annual meeting and we will give you a ballot when you arrive.

To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the annual meeting, we will vote your shares as you direct.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from MultiCell. Simply complete and mail the proxy card to ensure that your vote is counted. To vote in person at the annual meeting, you must obtain a valid proxy from your broker, bank, or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of September 17, 2013.

What if I return a proxy card but do not make specific choices?

If you return a signed and dated proxy card without marking any voting selections, your shares will be voted “For” the election of all five nominees for director, “For” the appointment of Eide Bailly LLP as the Company’s Independent Registered Public Accounting Firm, “For” the proposed amendment to the Amended and Restated Certificate of Incorporation, as amended, to effect an increase in the outstanding shares of the Company’s common stock, “For” the 2013 Equity Incentive Plan, “For” the approval of the named executive officer compensation, and “For” a frequency of 3 years for the stockholder advisory vote to approve named executive officer compensation. If any other matter is properly presented at the meeting, your proxy (one of the individuals named on your proxy card) will vote your shares using his best judgment.

Who is paying for this proxy solicitation?

MultiCell will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and employees, Broadridge may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies, but Broadridge will be paid its customary fees. We will, upon request, also reimburse brokerage firms, banks and other agents for the reasonable costs of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the meeting. You may revoke your proxy in any one of three ways:

•	You may submit another properly completed proxy card with a later date.

•	You may send a written notice that you are revoking your proxy to MultiCell’s Secretary at 68 Cumberland Street, Suite 301 Woonsocket, RI 02895.

•	You may attend the annual meeting and vote in person. Simply attending the meeting will not, by itself, revoke your proxy.

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

When are stockholder proposals due for next year’s annual meeting?

To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing by June 13, 2014, to MultiCell Technologies, Inc., Attention: W. Gerald Newmin, CEO; 68 Cumberland Street, Suite 301 Woonsocket, RI 02895. If you wish to bring a matter before the stockholders at next year’s annual meeting and you do not notify MultiCell before June 13, 2014, the Company’s management will have discretionary authority to vote all shares for which it has proxies in opposition to the matter.

A stockholder who wishes to make a proposal at the Annual Meeting of Stockholders to be held in 2014 without including the proposal in our proxy statement and form of proxy relating to that meeting must notify us no later than June 13, 2014, unless the date of the Annual Meeting of Stockholders held in 2014 is more than 30 days before or after the one-year anniversary of the Annual Meeting of the Stockholders held in 2013. If the stockholder fails to give notice by this date, then the persons named as proxies in the proxies solicited by the Board of Directors for the 2014 Annual Meeting may exercise discretionary voting power regarding any such proposal.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count “For” and (with respect to proposals other than the election of directors and the frequency of the stockholder advisory vote to approve named executive officer compensation) “Against” votes, abstentions and “broker non-votes.” Shares represented by proxies that reflect abstentions or include “broker non-votes” will be treated as present and entitled to vote for purposes of determining the presence of a quorum. Abstentions will be counted towards the vote total for each proposal, and will have the same effect as “Against” votes (with respect to proposals other than the frequency of the stockholder advisory vote to approve named executive officer compensation). “Broker non-votes” do not constitute a vote “for” or “against” any matter and thus will be disregarded in the calculation of “votes cast.”

If your shares are held by your broker as your nominee (that is, in “street name”), you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.

How many votes are needed to approve each proposal?

•	For the election of directors, the five nominees receiving the most “For” votes (among votes properly cast in person or by proxy) will be elected. Only votes “For” or “Withheld” will affect the outcome.

•	To be approved, Proposal 2, ratifying Eide Bailly LLP as the Company’s Independent Registered Public Accounting Firm for its fiscal year ending November 30, 2013 must receive a “For” vote from the majority of shares present either in person or by proxy and entitled to vote. If you “Abstain” from voting, it will have the same effect as an “Against” vote. Broker non-votes will have no effect.

•	To be approved, Proposal 3, approving the proposed amendment to our Amended and Restated Certificate of Incorporation, as amended, to effect an increase in the number of authorized shares of our outstanding common stock to a total of 5 billion shares must receive a “For” vote from a majority of the outstanding shares of the Company. If you “Abstain” from voting, it will have the same effect as an “Against” vote. Broker non-votes will have the same effect as an “Against” vote.

•	To be approved, Proposal 4, approving the Company’s 2013 Equity Incentive Plan, must receive a “For” vote from the majority of shares present either in person or by proxy and entitled to vote. If you “Abstain” from voting, it will have the same effect as an “Against” vote. Broker non-votes will have no effect.

•	To be approved, Proposal 5, approving on an advisory, non-binding basis named executive officer compensation, must receive a “For” vote from the majority of shares present either in person or by proxy and entitled to vote. If you “Abstain” from voting, it will have the same effect as an “Against” vote. Broker non-votes will have no effect.

•	For Proposal 6, approving on an advisory, non-binding basis the frequency of the vote of named executive officer compensation, the affirmative vote of a plurality of the shares present in person or represented by proxy and entitled to vote at the meeting voting for a one, two or three year frequency on this vote will determine the outcome. Accordingly, abstentions will not be voted in favor of such proposals and will have no effect on the outcome. Broker non-votes will have no effect.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares are represented by stockholders present at the meeting or by proxy. On the record date, there were 2,391,239,613 shares of the Company’s common stock outstanding and entitled to vote. Thus, 1,195,619,807 shares must be represented by stockholders present at the meeting or by proxy to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy vote or vote at the meeting. Abstentions and “broker non-votes” will be counted towards the quorum requirement. If there is no quorum, a majority of the votes present at the meeting may adjourn the meeting to another date.

How can I find out the results of the voting at the annual meeting?

Preliminary voting results will be announced at the 2013 Annual Meeting. Final voting results will be published by the Company on Form 8-K within four business days following the 2013 Annual Meeting. You may email a request to mcetinvestor@multicelltech.com if you would like to have a Form 8-K sent to you by email.

PROPOSAL 1

Election Of Directors

The Company’s Bylaws give the Company’s Board of Directors, referred to as the Board or Board of Directors, the power to set the number of directors at no less than three and no more than nine. The Board currently consists of five directors. There are five nominees for director this year. Each director to be elected will hold office until the next annual meeting of stockholders and until his successor is elected, or until the director’s death, resignation or removal. Each of the nominees listed below are currently directors of the Company who were previously elected by the stockholders. It is the Company’s policy to require nominees for directors to attend the annual meeting of stockholders. Dr. Chang, Mr. Newmin, Mr. Page and Mr. Sigmond attended the 2012 Annual Meeting of Stockholders, our most recent annual meeting.

Directors are elected by a plurality of the votes properly cast in person or by proxy. The five nominees receiving the highest number of affirmative votes will be elected. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the five nominees named below. If any nominee becomes unavailable for election as a result of an unexpected occurrence, your shares will be voted for the election of a substitute nominee proposed by MultiCell’s management. Each person nominated for election has agreed to serve if elected. Our management has no reason to believe that any nominee will be unable to serve.

Nominees

Our executive officers, key employees and directors are listed in the below table. Each such person is a nominee for director. There are no arrangements, agreements or understandings between non-management security holders and management under which non-management security holders may directly or indirectly participate in or influence the management of our affairs and there are no arrangements or understanding between any of our directors or nominees for directors and any other person pursuant to which any director or nominee for director was or is to be selected as a director or nominee. There currently are no legal proceedings, and during the past ten years there have been no legal proceedings, that are material to the evaluation of the ability or integrity of any of our directors or director nominees. There are no material proceedings to which any director, officer or affiliate of the Company, any of their associates, or any owner of record or beneficially of more than 5% of any class of voting securities of the Company or any of its subsidiaries is a party adverse to the Company or any of our subsidiaries and none of such persons has a material interest adverse to the Company or any of its subsidiaries.

Name	Age	Position	Director since the below date (1)
W. Gerald Newmin	76	Chairman, Chief Executive Officer, Chief Financial Officer, Secretary and Director	December 1, 1995 (2)
Stephen Chang	57	Director	June 16, 2004
Edward Sigmond	54	Director	May 17, 2000
Thomas A. Page	79	Director	September 11, 2003
Grant Miller	57	Director	October 19, 2012

___________________________

(1)	Each director serves until the next annual meeting of stockholders.
(2)	Elected as Acting Chief Executive Officer on December 21, 2007.

The following is a brief biography of each nominee for director. There are no family relationships among any of our executive officers, key employees and directors. All nominees are citizens of the United States.

W. Gerald “Jerry” Newmin joined the Company as a director in June 1995. He currently serves as the Chairman, Chief Executive Officer, President, Chief Financial Officer and Secretary. Mr. Newmin served as Chief Executive Officer of the Company from June 1995 to May 2006, and was appointed to serve again as Chief Executive Officer on December 21, 2007. Mr. Newmin is Chairman, Chief Executive Officer, Secretary and a director of Xenogenics, a partially-owned subsidiary of the Company, and Chief Executive Officer, Secretary and a director of MultiCell Immunotherapeutics, Inc., a partially-owned subsidiary of the Company. He has managed NYSE and American Stock Exchange Fortune 500 companies. He has been President of HealthAmerica Corporation, then the nation’s largest publicly-held HMO management company. He was Chief Executive Officer and President of The International Silver Company, a diversified multi-national manufacturing company that he restructured. He was Chief Operating Officer of numerous Whittaker Corporation operating units, including Production Steel Company, Whittaker Textiles, Bertram Yacht, Trojan Yacht, Columbia Yacht, Narmco Materials and Anson Automotive. He was instrumental in Whittaker’s entry into the US and international health care markets. He was Western Regional Vice President of American Medicorp, Inc, where he managed 23 acute care hospitals in the Western United States. He retired as Chairman and Chief Executive Officer of SYS Technologies, Inc., a high-growth defense technology company in 2003. Mr. Newmin has a Bachelor’s degree in Accounting from Michigan State University. As our Chief Executive Officer, Mr. Newmin is specially qualified to serve on the Board of Directors because of his detailed knowledge of our operations and market.

Stephen Chang, Ph.D. has served as a director of the Company since June 2004, became President of the Company in February 2005, and became Chief Executive Officer in May 2006. Dr. Chang resigned as Chief Executive Officer and President on December 21, 2007. On December 21, 2007, Dr. Chang also resigned as President and CEO of MultiCell Immunotherapeutics, Inc., a subsidiary of the Company. In 2008, Dr. Chang became Chief Scientific Officer and Founder of Stemgent, Inc. In 2010, Dr. Chang joined the New York Stem Cell Foundation as its Vice-President of Research and Development. Dr. Chang is also President of CURES, a coalition of patient advocates, biotechnology companies, pharmaceutical companies and venture capitalists dedicated to ensuring the safety, research and development of innovative life saving medications. Dr. Chang was chief science officer and vice president of Canji Inc./Schering Plough Research Institute in San Diego from 1998 to 2004. Dr. Chang earned his doctoral degree in Biological Chemistry, Molecular Biology and Biochemistry from the University of California, Irvine. Prior to that he received a bachelor of science in Zoology, Microbiology, and Cell and Molecular Biology from the University of Michigan and a USPHS Postdoctoral Fellowship at the Baylor College of Medicine. Dr. Chang’s scientific background gives him a perspective that is helpful to the Board of Directors for understanding the Company’s market potential.

Edward Sigmond has served as a director of the Company since May 2000. He founded The Great American Food Chain, a public restaurant holding company with the mission to incubate and develop successful restaurant concepts in 2003, where he currently serves as CEO and Chairman of the Board. Mr. Sigmond has been an investor in Sigmond and Johnson, Inc., a Dallas-based investment banking firm specializing in working with public micro cap companies through the early stages of development, since 2006. Mr. Sigmond owns Kestrel Holdings, Inc., a real estate and equity investment company focusing on the restaurant and bar market in the Dallas area. He is a member of the board of directors of Na Zdravi Ventures, a.s., a Hooters of American franchisee for the Czech Republic and Slovak Republic. He is also an owner and the managing partner of The Elbow Room, a popular Dallas restaurant and bar founded in 1998. Mr. Sigmond has held other executive sales, marketing and operations management positions over his 25 years of working experience. These include founder and president of American Machine and Bearing, and Specialty Food Products. He was Assistant to the President of Alpha Aviation and VP/Regional Manager of Geodata Corporation. Mr. Sigmond’s extensive business background makes him a valuable addition to the Board of Directors.

Thomas A. Page has served as a director of the Company since September 2003. Mr. Page is Director Emeritus and former Chairman of the board of directors and CEO of Enova Corporation and San Diego Gas and Electric Company (now part of Sempra Energy). Prior to the formation of Sempra Energy Corporation as a holding company in 1996, at various times Mr. Page was SDG&E’s chairman, president and CEO and held one or more of these positions until his retirement in 1998. Mr. Page joined SDG&E in 1978 as executive vice president and COO. In 1981, he was elected president and CEO and added the chairmanship in 1983. Mr. Page has been active in numerous industrial, community and governmental associations and has funded medical research. Mr. Page earned a Bachelor of Science degree in civil engineering, a masters degree in industrial administration and was awarded an honorary doctorate in management, all from Purdue University. He has been licensed as an engineer and as a certified public accountant. Mr. Page’s extensive business background makes him a valuable addition to the Board of Directors.

Grant Miller received his B.A. from La Sierra University in Riverside, California and an MBA; Finance from the University of San Diego, in San Diego, California. Mr. Miller currently serves as Chief Financial & Operating Officer of Encore Semi, LLC and has previously served as Chief Financial & Operating Officer of Sandel Avionics, Inc., Chief Financial Officer of Rapid Bridge, LLC, General Manager & Division Controller of Scubapro North Ameria, Chief Financial Officer of USA Broadband, Inc., Chief Financial Officer & Senior Vice President Operations of Alitum, International Chief Financial Officer of WorldXchange, and held several positions with Time Warner Cable, including International Director of Development in Spain and Portugal, Regional Vice President Finance, Corporate Mergers & Acquisitions Analyst, and Information Systems and Financial Analysis. Mr. Miller was employed as Chief Financial Offier of Rapid Bridge from November 2008 through August 2011 and as Chief Financial Officer and Operating Officer of Sandel Avionics from August 2011 until October 2012. Mr. Miller became Chief Financial and Operating Officer of Encore Semi in October 2012. Mr. Miller’s extensive business background makes him a valuable addition to the Board.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE IN FAVOR OF EACH NAMED NOMINEE.

Independence of The Board of Directors

The Board of Directors consults with the Company’s counsel to ensure that the Board’s determinations regarding director independence are consistent with all relevant securities and other laws and regulations regarding the definition of “independent,” as in effect time to time. In particular, the Board of Directors utilizes the criteria for independence set forth in the pertinent listing standards of the National Association of Securities Dealers’ Stock Market, or NASDAQ.

Consistent with these considerations, after review of all relevant transactions or relationships between each director, or any of his or her family members, and the Company, its senior management and its independent auditors, the Board affirmatively has determined that all of the Company’s directors are independent directors within the meaning of the NASDAQ listing standards and applicable IRS standards, except for W. Gerald Newmin, and all directors are independent directors within the meaning of the applicable U.S. Securities and Exchange Commission, or the SEC, rules, except for Mr. Newmin.

Board Leadership Structure

Mr. Newmin servces as both the Chairman of the Board and the principal executive officer of the Company. The Company does not have a lead independent director and does not believe one is necessary. We believe our leadership structure is appropriate for the size and scope of operations of a company of this size.

Board’s Role in Risk Management

The Board is resposnible for oversight of risks facing the Company, while our management is resposnible for day-to-day management of risk. The Board, as a whole, directly oversees our strategic and business risk, including financial reporting related risk, compensation practice risk, and product development risk. We believe the Board, as a whole, supports its role in risk oversight, with our principal executive officer responsible for assessing and managing risks facting the Company day-to-day and other members of the Board providing oversight of such risk management.

Information Regarding the Board of Directors and its Committees

The Company’s independent directors meet in regularly scheduled executive sessions at which only independent directors are present. Persons interested in communicating with the independent directors with their concerns or issues may address correspondence to a particular director, or to the independent directors generally, in care of MultiCell Technologies, Inc. at 68 Cumberland Street, Suite 301 Woonsocket, RI 02895. If no particular director is named, letters will be forwarded, depending on the subject matter, to the Chair of the Audit or Nominating, Corporate Governance and Compensation Committee.

The Board has two committees: an Audit Committee and a Nominating, Corporate Governance and Compensation Committee. The following table provides membership and meeting information for the fiscal year ended November 30, 2012 for each of the Board committees:

Name	Audit	Nominating, Corporate Governance and Compensation
Edward Sigmond	X	X*
Grant Miller	X*
Thomas A. Page	X	X
Total meetings in fiscal year 2012	4	1

___________________________

*	Committee Chairperson

Below is a description of each committee of the Board of Directors. Each of the committees has authority to engage legal counsel or other experts or consultants as it deems appropriate to carry out its responsibilities. The Board of Directors has determined that each member of each committee meets the applicable rules and regulations regarding “independence” and that each member is free of any relationship that would interfere with his or her individual exercise of independent judgment with regard to the Company.

Audit Committee

The Audit Committee of the Board of Directors oversees the Company’s corporate accounting and financial reporting process. For this purpose, the Audit Committee performs several functions. The Audit Committee evaluates the performance of and assesses the qualifications of the independent registered public accounting firm; determines and approves the engagement of the independent registered public accounting firm; determines whether to retain or terminate the existing independent registered public accounting firm or to appoint and engage new independent registered public accounting firm; reviews and approves the retention of the independent registered public accounting firm to perform any proposed permissible non-audit services; monitors the rotation of partners of the independent registered public accounting firm on the Company’s audit engagement team as required by law; confers with management and the independent registered public accounting firm regarding the effectiveness of internal controls over financial reporting; establishes procedures, as required under applicable law, for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters; reviews the financial statements to be included in the Company’s Annual Report on Form 10-K; and discusses with management and the independent registered public accounting firm the results of the annual audit and the results of the Company’s quarterly financial statements. Three directors comprise the Audit Committee: Grant Miller (Chairman), Edward Sigmond and Thomas A. Page, a certified public accountant (CPA).

The Board of Directors annually reviews the independence of Audit Committee members and has determined that all members of the Company’s Audit Committee are independent (as independence is currently defined in Rule 10A-3 of the Securities Exchange Act of 1934 (the “Exchange Act”)). The Board of Directors has determined that Grant Miller and Thomas A. Page qualify as “audit committee financial experts,” as defined in applicable SEC rules. The Board made a qualitative assessment of Grant Miller’s and Thomas A. Page’s level of knowledge and experience based on a number of factors, including their formal education and experience as financial experts and their prior experience as a certified public accountants. A biographical summary of Mr. Miller’s and Mr. Page’s background is included in Proposal 1 of this proxy. The Audit Committee met four times during the fiscal year ended November 30, 2012.

Nominating, corporate governance and compensation committee

The Nominating, Corporate Governance and Compensation Committee of the Board of Directors reviews and approves the overall compensation strategy and policies for the Company. The Nominating, Corporate Governance and Compensation Committee also reviews and approves corporate performance goals and objectives relevant to the compensation of the Company’s executive officers and other senior management; reviews and recommends to the Board of Directors for approval the compensation and other terms of employment of the Company’s Chief Executive Officer; reviews and recommends to the Board of Directors for approval the compensation and other terms of employment of the other officers; and administers the Company’s stock option and purchase plans, profit sharing plans, stock bonus plans, deferred compensation plans and other similar programs.

The Nominating, Corporate Governance and Compensation Committee is also responsible for identifying, reviewing and evaluating candidates to serve as directors of the Company (consistent with criteria approved by the Board of Directors), reviewing and evaluating incumbent directors, recommending to the Board of Directors for selection candidates for election to the board of directors, making recommendations to the Board of Directors regarding the membership of the committees of the Board of Directors, and assessing the performance of management.

The Nominating, Corporate Governance and Compensation Committee believes that candidates for director should have certain minimum qualifications, including being able to read and understand basic financial statements, being over 21 years of age and having the highest personal integrity and ethics. The Nominating, Corporate Governance and Compensation Committee also intends to consider such factors as possessing relevant expertise upon which to be able to offer advice and guidance to management, having sufficient time to devote to the affairs of the Company, demonstrated excellence in his or her field, having the ability to exercise sound business judgment and having the commitment to rigorously represent the long-term interests of the Company’s stockholders.

However, the Nominating, Corporate Governance and Compensation Committee retains the right to modify these qualifications from time to time. Candidates for director nominees are reviewed in the context of the current composition of the Board of Directors, the operating requirements of the Company and the long-term interests of stockholders. In conducting this assessment, the Nominating, Corporate Governance and Compensation Committee considers diversity, age, skills, and such other factors as it deems appropriate given the current needs of the Board of Directors and the Company, to maintain a balance of knowledge, experience and capability. In the case of incumbent directors whose terms of office are set to expire, the Nominating, Corporate Governance and Compensation Committee reviews such directors’ overall service to the Company during their term, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair such directors’ independence. In the case of new director candidates, the Nominating, Corporate Governance and Compensation Committee also determines whether the nominee will be independent for NASDAQ purposes, which determination is based upon NASDAQ listing standards, applicable SEC rules and regulations and the advice of counsel, if necessary. The Nominating, Corporate Governance and Compensation Committee then uses its network of contacts to compile a list of potential candidates, and may also engage, if it deems appropriate, a professional search firm. The Nominating, Corporate Governance and Compensation Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board of Directors. The Nominating, Corporate Governance and Compensation Committee meets to discuss and consider such candidates’ qualifications and then selects a nominee for recommendation to the Board of Directors by majority vote.

At this time, the Nominating, Corporate Governance and Compensation Committee does not consider director candidates recommended by stockholders. The Nominating, Corporate Governance and Compensation Committee believes that it is in the best position to identify, review, evaluate and select qualified candidates for Board membership, based on the criteria for Board membership approved by the Board of Directors.

Two directors comprise the Nominating, Corporate Governance and Compensation Committee: Edward Sigmond (Chairman) and Thomas A. Page. All members of the Company’s Nominating, Corporate Governance and Compensation Committee are independent (as independence is currently defined in the NASDAQ listing standards). The Nominating, Corporate Governance and Compensation Committee met once during the fiscal year ended November 30, 2012. The Nominating, Corporate Governance and Compensation Committee’s functions are more fully described in its Charter which has been adopted by the Board of Directors and is available on the Company’s website at www.multicelltech.com.

Meetings of the Board of Directors

The Board of Directors met 7 times during the last fiscal year, 6 of which were telephonic. With the exception of 1 board meeting missed by Mr. Chang and Mr. Sigmond, each member of the Board of Directors attended all of the meetings of the Board and of the committees on which he served during the period for which he was a director or committee member, respectively.

Compensation of Directors

Each director of the Company earns fees of $1,000 for each board meeting attended and $250 for each teleconference of the board. The Chairman of the Audit Committee and the Chairman of the Nominating, Corporate Governance and Compensation Committee earn $500 for each Committee meeting, whether attended in person or by teleconference. Each member of the Nominating, Corporate Governance and Compensation Committee and each member of the Audit Committee earns $250 per Committee meeting, whether attended in person or by teleconference. The members of the Board of Directors are also eligible for reimbursement for their expenses incurred in attending Board meetings in accordance with Company policy.

Each director of the Company was also granted an option on June 28, 2010, to purchase 1,000,000 shares of the Company’s common stock. The options have an exercise price of $0.008, vested quarterly over one year from the grant date, and expire five years after the grant date. The options granted are pursuant to our 2004 Equity Incentive Plan. None of the options granted are incentive stock options, as defined in the Internal Revenue Code.

Each director of the Company was also granted an option on July 11, 2011, to purchase 1,000,000 shares of the Company’s common stock. The options have an exercise price of $0.0092, vest quarterly over one year from the grant date, and expire five years after the grant date. The options granted are pursuant to our 2004 Equity Incentive Plan. None of the options granted are incentive stock options, as defined in the Internal Revenue Code.

Each director of the Company was also granted an option on June 1, 2012, to purchase 1,000,000 shares of the Company’s common stock. The options have an exercise price of $0.0032, vest quarterly over one year from the grant date, and expire five years after the grant date. The options granted are pursuant to our 2004 Equity Incentive Plan. None of the options granted are incentive stock options, as defined in the Internal Revenue Code.

Each director of the Company was also granted an option on August 16, 2013, to purchase 5,000,000 shares of the Company’s common stock. The options have an exercise price of $0.0011, vest quarterly over one year from the grant date, and expire five years after the grant date. The options granted are pursuant to our 2004 Equity Incentive Plan. None of the options granted are incentive stock options, as defined in the Internal Revenue Code.

Each director of the Company also receives stock option grants under the 2004 Equity Incentive Plan. Options granted under the 2004 Equity Incentive Plan are intended by the Company not to qualify as incentive stock options under the Internal Revenue Code.

Option grants under the Directors’ Plan are non-discretionary. Each non-employee director is granted 1,000,000 stock options on the date he or she joins the Board of Directors. The exercise price of options granted under the Directors’ Plan is 100% of the fair market value of the common stock subject to the option on the date of the option grant. The standard terms of the plan call for vesting in equal installments over three years and expiring in five years.

Stockholder Communications with the Board of Directors

Historically, the Company’s process for stockholder communications with the Board has been through the Investor Relations function. Also, every effort has been made to ensure that the views of stockholders are heard by the Board or individual directors, as applicable, and that appropriate responses are provided to stockholders in a timely manner. We believe our responsiveness to stockholder communications to the Board has been excellent. Further, during the upcoming year the Board will give full consideration to the adoption of a more formal process for stockholder communications with the Board and, if adopted, publish it promptly and post it to the Company’s website.

Code of Ethics

The Company has adopted the MultiCell Technologies, Inc. Code of Business Conduct and Ethics that applies to all officers, directors and employees. The Code of Business Conduct and Ethics is available on our website at www.multicelltech.com. If the Company makes any substantive amendments to the Code of Business Conduct and Ethics or grants any waiver from a provision of the Code to any executive officer or director, the Company will promptly disclose the nature of the amendment or waiver on its website.

Compensation Committee Interlocks and Insider Participation

No member of the Nominating, Corporate Governance and Compensation Committee has ever been an officer or employee of the Company. None of the Company’s executive officers currently serves, or has served during the last completed fiscal year, on the compensation committee or the board of directors of any other entity that has one or more executive officers serving as a member of the Board or the Compensation Committee of the Company. As discussed in further detail under the heading “Certain Relationships and Related Transactions.”

Report of the Audit Committee of the Board of Directors

The primary purpose of the Audit Committee is to assist the Board of Directors in its general oversight of the Company’s financial reporting process. The Committee’s function is more fully described in its charter, which the Board of Directors has adopted and is available on the Company’s website at www.multicelltech.com. The Committee reviews the charter on an annual basis.

Management is responsible for the preparation, presentation, and integrity of the Company’s financial statements, accounting and financial reporting principles, internal controls, and procedures designed to ensure compliance with accounting standards, applicable laws, and regulations. The Company’s Independent Registered Public Accounting Firm, Hansen Barnett & Maxwell P.C., is responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with generally accepted accounting principles.

The Audit Committee has reviewed and discussed the audited financial statements of the Company for the fiscal year ended November 30, 2012 with the Company’s management and Hansen, Barnett & Maxwell P.C. The Audit Committee has also discussed with Hansen, Barnett & Maxwell P.C. the matters required to be discussed by Statement on Auditing Standards Board Standard No. 61, as amended, “Communication with Audit Committees.” In addition, Hansen, Barnett & Maxwell P.C. has provided the Audit Committee with the written disclosures and the letter required by the Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” and the Audit Committee has discussed with Hansen, Barnett & Maxwell P.C. their independence.

Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended November 30, 2012, for filing with the U.S. Securities and Exchange Commission.

AUDIT COMMITTEE MEMBERS:

Edward Sigmond

Grant Miller

Thomas A. Page

Executive Compensation and Other Information

Our Executive Officers

The following table sets forth the name and position of each of the persons who were serving as our named executive officers as of October 6, 2013.

Name	Age	Position
W. Gerald Newmin	76	Chairman of the Board, Chief Executive Officer, Treasurer, Secretary and Director

A biography for Mr. Newmin can be found in the section entitled “Nominees” above.

Executive Compensation Table

Name (1)	Year	Salary ($)	Stock Awards ($)	Option Awards ($)		All Other Compensation ($)		Total ($)
W. Gerald Newmin, (2)	2012	$180,000	$0	$3,000	(3)	$2,750	(4)	$185,750
Chairman of the Board, Chief Executive Officer, President, Chief Financial Officer, Treasurer, Secretary and Director	2011	$180,000	$0	$8,700	(5)	$3,250	(6)	$191,950

________________________

(1) During fiscal years ended November 30, 2012 and 2011, the listed person was the only principal executive officer of the Company and the only person that earned more than $100,000 during either of such fiscal years.

(2) Appointed as President and Chief Executive Officer on December 21, 2007.

(3) In June 2012, Mr. Newmin was granted an option to acquire 1,000,000 shares of our common stock at an exercise price of $0.0032 per share. The option vests quarterly over one year and expires five years after the grant date. The weighted average assumptions used in determining the fair value of the option under the Black-Scholes model for expected volatility, dividends, expected term, and risk-free interest rate were 170%; 0%; 5 years; and 0.62%; respectively.

(4) This amount represents fees earned in consideration for attending meetings of the Board during the fiscal year ended November 30, 2012. Mr. Newmin earned $1,000 for each meeting of the Board attended in person and $250 for each meeting attended by teleconference during the fiscal year ended November 30, 2012. The Company’s policy for director fees earned in the fiscal year ended November 30, 2012 is to pay such fees in cash.

(5) In July 2011, Mr. Newmin was granted an option to acquire 1,000,000 shares of our common stock at an exercise price of $0.0092 per share. The option vests quarterly over one year and expires five years after the grant date. The weighted average assumptions used in determining the fair value of the option under the Black-Scholes model for expected volatility, dividends, expected term, and risk-free interest rate were 170%; 0%; 5 years; and 1.49%; respectively.

(6) This amount represents fees earned in consideration for attending meetings of our Board during the fiscal year ended November 30, 2011. Mr. Newmin earned $1,000 for each meeting of the Board attended in person and $250 for each meeting attended by teleconference during the fiscal year ended November 30, 2011. The Company’s policy for director fees earned in the fiscal year ended November 30, 2011 is to pay such fees in cash.

Outstanding equity awards at fiscal year-end

The following table shows for the fiscal year ended November 30, 2012, certain information regarding options granted to, exercised by, and held at year-end by, the Named Executive Officers:

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
W. Gerald Newmin	500,000	500,000	0	$0.0032	6/1/17	0	0	0	0
W. Gerald Newmin	1,000,000	0	0	$0.0092	7/11/16	0	0	0	0
W. Gerald Newmin	1,000,000	0	0	$0.008	6/28/15	0	0	0	0
W. Gerald Newmin	1,000,000	0	0	$0.011	6/25/14	0	0	0	0
W. Gerald Newmin	333,553	0	0	$0.019	9/23/14	0	0	0	0

Option Exercises and Stock Vested at Fiscal Year End

There were no options exercised by our named executive officer during the fiscal year ended November 30, 2012.

Pension Benefits

Our named executive officer does not participate in or has no account balances in qualified or non-qualified defined benefit plans sponsored by us.

Nonqualified Deferred Compensation

Our named executive officer does not participate in or has no account balances in non-qualified deferred contribution plans or other deferred compensation plans maintained by us.

Non-Employee Director Compensation

The following table details the total compensation of our non-employee directors for the year ended November 30, 2012.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($) (1)(3)		Total ($)
Tony Altig	$5,250	$0	$3,000	(1)	$8,250
Stephen Chang	$2,250	$0	$3,000	(1)	$5,250
Thomas A. Page	$4,250	$0	$3,000	(1)	$7,250
Edward Sigmond	$4,250	$0	$3,000	(1)	$7,250
Grant Miller	$250	$0	$1,400	(2)	$1,650
Scott Lukeman(4)	$500	$0	$1,300	(5)	$1,800

___________________________

(1)In June 2012, each director was granted an option to acquire 1,000,000 shares of our common stock at an exercise price of $0.0032 per share. Each option vests quarterly over one year and expires five years after the grant date. The weighted average assumptions used in determining the fair value of the option under the Black-Scholes model for expected volatility, dividends, expected term, and risk-free interest rate were 170%; 0%; 5 years; and 0.62%; respectively.

(2) In October 2012, Mr. Miller was granted an option to acquire 1,000,000 shares of our common stock at an exercise price of $0.0015 per share. The option vests monthly over three years and expires five years after the grant date. The weighted average assumptions used in determining the fair value of the option under the Black-Scholes model for expected volatility, dividends, expected term, and risk-free interest rate were 173%; 0%; 5 years; and 0.77%; respectively.

(3) As of November 30, 2012, the following non-employee directors held options to purchase the following numbers of shares of our common stock: Mr. Altig, 4,975,000; Mr. Chang, 4,256,578; Mr. Page, 4,555,921; Mr. Sigmond, 4,307,895; Mr. Lukeman, 1,000,000; and Mr. Miller, 1,000,000. Options exercisable within 60 days of February 21, 2013, are included in the table below in Item 12, Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters, under the subtitle of “Beneficial Ownership of Directors, Officer and 5% Shareholders”.

(4) As previously reported in our Current Report on Form 8-K filed with the SEC on August 14, 2013, Mr. Lukeman passed away on August 11, 2013.

(5) In September 2012, Dr. Lukeman was granted an option to acquire 1,000,000 shares of our common stock at an exercise price of $0.0014 per share. The option vests monthly over three years and expires five years after the grant date. The weighted average assumptions used in determining the fair value of the option under the Black-Scholes model for expected volatility, dividends, expected term, and risk-free interest rate were 173%; 0%; 5 years; and 0.77%; respectively.

Contracts, Termination of Employment and Change-in-Control Arrangements

Employment Agreement with W. Gerald Newmin. Mr. Newmin does not have a written employment agreement with the Company. Mr. Newmin’s base salary is $15,000 per month.

Director Compensation Arrangements

Each director of the Company earns fees of $1,000 for each board meeting attended and $250 for each teleconference of the board. The Chairman of the Audit Committee and the Chairman of the Nominating, Corporate Governance and Compensation Committee earn $500 for each Committee meeting, whether attended in person or by teleconference. Each member of the Nominating, Corporate Governance and Compensation Committee and each member of the Audit Committee earns $250 per Committee meeting, whether attended in person or by teleconference. The members of the Board of Directors are also eligible for reimbursement for their expenses incurred in attending Board meetings in accordance with Company policy.

Each director of the Company was also granted an option on June 1, 2012 to purchase 1,000,000 shares of the Company’s common stock and each director was granted an option on August 16, 2013 to purchase 5,000,000 shares of the Company’s common stock. The options have an exercise price of $0.0032 and $0.0011, respectively, vest quarterly over one year from the grant date, and expire five years after the grant date. The options granted are pursuant to our 2004 Equity Incentive Plan. None of the options granted are incentive stock options, as defined in the Internal Revenue Code.

Equity compensation plan information

The following table summarizes the securities authorized for issuance under equity compensation plans as of November 30, 2012.

	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans
Equity compensation plans approved by shareholders (1)	26,068,947	$0.0084	46,405,266
Equity compensation plans not approved by shareholders (2)	400,000	$0.2000
	26,468,947	$0.0113

__________________________

(1)	Pursuant to our Amended and Restated 2004 Equity Incentive Plan (the “2004 Plan”), from 2005 through our fiscal year end 2013, the number of shares of our common stock authorized for issuance under the 2004 Plan is automatically increased on the first day of each year by the lesser of the following amounts: (a) 2.0% of our outstanding shares of common stock on the day preceding the first day of such fiscal year or (b) 1,500,000 shares of our common stock. Additionally, on each of June 25, 2009 and on August 26, 2010, at special meetings of stockholders, our stockholders approved amendments to the 2004 Plan to increase the number of shares of our common stock authorized under the 2004 Plan. At each meeting, the number of authorized shares was increased by 25,000,000 shares. Furthermore, on July 11, 2011, at the annual meeting of stockholders, our stockholders approved an amendment to increase the number of shares reserved under the 2004 Plan to a total of 70,974,213 shares. The numbers of shares set forth in this row include all of such previous increases.
(2)	Represents warrants issued to service providers in compensation for services provided.

Beneficial Ownership of Directors, Officers and 5% Stockholders

The following table sets forth, as of August 31, 2013, certain information as to shares of our common stock owned by (i) each person known to beneficially own more than 5% of our outstanding common stock or preferred stock, (ii) each of our directors, and executive officers named in our summary compensation table, and (iii) all of our executive officers and directors as a group. Unless otherwise indicated, the address of each named beneficial owner is the same as that of our principal executive offices located at 86 Cumberland Street, Suite 301, Woonsocket, Rhode Island, 02895.

Name and Address of Beneficial Owner (1)	Number of Shares of Common Stock Beneficially Owned (2)	Percent of Common Stock Beneficially Owned	Number of Shares of Preferred Stock Beneficially Owned	Percent of Preferred Stock Beneficially Owned
Mercator Momentum Fund III (3)	27,806,452	1.15%	3,448	100.0%
La Jolla Cove Investors, Inc. (4)	265,398,108	9.99%	0	0
W. Gerald Newmin (5)	11,436,307	*	0	0
Thomas A. Page (6)	6,667,482	*	0	0
Stephen Chang, Ph.D. (7)	5,608,812	*	0	0
Edward Sigmond (8)	5,501,378	*	0	0
Grant Miller (9)	333,333	*	0	0
All executive officers and directors as a group (five persons)	29,547,321	1.23%	0	0

_______________________

*	Represents less than 1% of the issued and outstanding shares of the applicable class of equity securities of the Company as of August 31, 2013.

(1)	Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. Pursuant to the rules of the Commission, shares of our common stock that each named person and group has the right to acquire within 60 days pursuant to options, warrants, or other rights, are deemed outstanding for purposes of computing shares beneficially owned by the percentage ownership of each such person and group. Applicable percentages are based on 2,391,239,613 shares of our common stock and 3,448 shares of our Series B preferred stock outstanding on August 31, 2013, and are calculated as required by rules promulgated by the Commission.
(2)	Unless otherwise noted, all shares listed are owned of record and the record owner has sole voting and investment power, subject to community property laws where applicable.
(3)	Includes 27,806,452 shares of our common stock issuable to Mercator Momentum Fund III upon conversion of 3,448 shares of Series B Preferred Stock. The last known address of Mercator Momentum Fund III is P.O. Box 4571, 2nd Floor, Palm Grove House, Wickhams Cay, Road Town, Tortola, British Virgin Islands.
(4)	Represents the maximum possible amount of shares of the Company’s commons stock (i) held by LJCI, (ii) issuable to LJCI upon the exercise of a common stock warrant it holds, and (iii) issuable to LJCI upon the conversion of the Debenture, all as of August 31, 2013. Pursuant to the terms of the warrant and Debenture, LJCI may not acquire shares of our common stock to the extent such acquisition would cause LJCI to own more than 9.99% of our outstanding common stock immediately after such acquisition. Provided the aforementioned 9.99% cap is complied with, LJCI may in the future exercise or convert into, as applicable, a significant amount of additional shares of our common stock (e.g. as of August 31, 2013, there are a total of 4,659,629 shares remaining under the stock purchase warrant and a balance of $46,596 remaining on the Debenture, which is convertible pursuant to the formula set forth in the Debenture listed in the Exhibits section of this Annual Report on Form 10-K).
(5)	Includes (i) 5,853,689 shares of our common stock of which 5,310,985 shares are held by Newmin Corbett Trust U/A 5/10/02, W. G. Newmin and Barbara L. Corbett TTEES, for which Mr. Newmin and his spouse serve as trustees; 502,011 shares of our common stock are held by FMTC Custodian W. G. Newmin IRA, for which Mr. Newmin is the beneficiary; 9,139 shares of common stock held by Mr. Newmin’s spouse and 31,554 shares of our common stock are held by W. Gerald Newmin IRA, for which Mr. Newmin is the beneficiary, (ii) 1,029,065 shares of our common stock issuable to Mr. Newmin upon the exercise of warrants within 60 days of August 31, 2013, (iii) 4,333,533 shares of our common stock issuable to Mr. Newmin under options exercisable within 60 days of August 31, 2013, and (iv) warrants to purchase 220,000 shares of our common stock issuable upon exercise of warrants owned by Mr. Newmin’s spouse. Mr. Newmin disclaims beneficial ownership of the aforementioned stock warrants and shares of common stock beneficially owned by Mr. Newmin’s spouse, except to the extent of his pecuniary interest therein.
(6)	Includes (i) 1,635,658 shares of our common stock, (ii) 475,903 shares of our common stock issuable upon the exercise of common stock warrants within 60 days of August 31, 2013, and (iii) 4,555,921 shares of our common stock issuable under options exercisable within 60 days of August 31, 2013.
(7)	Includes (i) 988,163 shares of our common stock, (ii) 364,071 shares of our common stock issuable upon the exercise of common stock warrants within 60 days of August 31, 2013 and (iii) 4,256,578 shares of our common stock issuable under options exercisable within 60 days of August 31, 2013.
(8)	Includes (i) 1,031,906 shares of our common stock, (ii) 161,577 shares of our common stock issuable upon the exercise of common stock warrants within 60 days of August 31, 2013 and (iii) 4,307,895 shares of our common stock issuable under options exercisable within 60 days of August 31, 2013.
(9)	Includes 333,333 shares of our common stock issuable upon the exercise of common stock warrants within 60 days of August 31, 2013.

.

PROPOSAL 2

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

The Audit Committee of the Board of Directors has selected Eide Bailly LLP (“Eide Bailly”) as the Company’s Independent Registered Public Accounting Firm for 2013, and has further directed that management submit the selection of our Independent Registered Public Accounting Firm for ratification by the stockholders at the Annual Meeting.

As previously reported in the Company’s Current Report on Form 8-K filed with the SEC on September 12, 2013 (the “September Form 8-K”), on September 12, 2013, Hansen, Barnett & Maxwell, P.C. (“HBM”) resigned as the Company’s independent registered public accounting firm. HBM recently entered into an agreement with Eide Bailly, pursuant to which Eide Bailly acquired the operations of HBM, and certain of the professional staff and partners of HBM joined Eide Bailly either as employees or partners of Eide Bailly and will continue to practice as members of Eide Bailly. Concurrent with the resignation of HBM, the Company, through and with the approval of its Audit Committee, engaged Eide Bailly as its independent registered public accounting firm. Prior to engaging Eide Bailly, the Company did not consult with Eide Bailly regarding the application of accounting principles to a specific completed or contemplated transaction or regarding the type of audit opinions that might be rendered by Eide Bailly on the Company’s financial statements, and Eide Bailly did not provide any written report or oral advice that was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting issue. The reports of HBM regarding the Company’s financial statements for the fiscal years ended November 30, 2012 and 2011 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the years ended November 30, 2012 and 2011, and during the period from November 30, 2012 through September 12, 2013, the date of resignation, there were no disagreements with HBM on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of HBM would have caused it to make reference to such disagreement in its reports. The Company provided HBM with a copy of the September Form 8-K prior to its filing with the SEC and requested that HBM furnish the Company with a letter addressed to the SEC stating whether it agrees with the above statements and, if it does not agree, the respects in which it does not agree. A copy of the letter, dated September 12, 2013, is filed as Exhibit 16.1 to the September Form 8-K.

HBM had audited the Company’s financial statements since January 7, 2009. Representatives of Eide Bailly are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Neither the Company’s Bylaws nor other governing documents or law require stockholder ratification of the selection of Eide Bailly as the Company’s Independent Registered Public Accounting Firm. However, the Audit Committee of the Board is submitting the selection of Eide Bailly to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee of the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee of the Board in its discretion may direct the appointment of a different Independent Registered Public Accounting Firm at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the annual meeting will be required to ratify the selection of Eide Bailly. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

The following table represents aggregate fees billed to the Company for fiscal years ended November 30, 2012 and November 30, 2011, by HBM, the Company’s principal accountant for the fiscal years then-ended:

	Fiscal Year Ended
	2012	2011
Audit Fees	$37,910	$38,206
Audit-related Fees (principally related to the review of various SEC filings)	$0	$0
Tax Fees (related to the preparation of the Company’s tax returns)	$6,112	$13,678
All Other Fees	$0	$0
Total Fees	$44,022	$51,884

(1) Audit fees consist of aggregate fees billed for professional services rendered for the audit of the Company’s annual financial statements and review of the interim financial statements included in quarterly reports or services that are normally provided by the independent auditor in connection with statutory and regulatory filings or engagements for the fiscal years ended November 30, 2012 and 2011.

(2) Audit-related fees consist of aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported under “Audit Fees.” These fees include review of registration statements and participation at meetings of the Audit Committee.

(3) Tax fees consist of aggregate fees billed for professional services for tax compliance, tax advice and tax planning. For the fiscal years ended November 30, 2012 and 2011, “Tax Fees” consist of compliance services for the preparation of state and federal income tax returns for MultiCell, and its subsidiaries, MultiCell Immunotherapeutics, Inc. and Xenogenics Corporation.

(4) All other fees consist of aggregate fees billed for products and services provided by the independent auditor, other than those disclosed above. These fees include services related to certain accounting research and assistance with a regulatory matter.

All fees described above were approved by the Audit Committee in accordance with the pre-approval policies and procedures detailed below in “Pre-Approval Policies and Procedures”.

No percentage of HBM’s audit for the fiscal year ended November 30, 2012, was provided by persons other than its full-time permanent employees.

Pre-Approval Policies and Procedures.

Our policy is to pre-approve all audit and permissible non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent auditors and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date. To the extent that additional services are necessary beyond those specifically budgeted for, the audit committee and management pre-approve such services on a case-by-case basis. All services provided by the independent auditors were approved by the Audit Committee.

The Audit Committee has determined that the rendering of services other than audit services by Eide Bailly is compatible with maintaining the principal accountant’s independence.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE IN FAVOR OF PROPOSAL 2.

PROPOSAL 3

To approve an amendment to the Amended and Restated Certificate of Incorporation, as amended, to effect an increase in the number of authorized shares of the Company’s common stock to a total of 5 billion shares

Background

The Board of Directors has adopted, subject to stockholder approval, the Certificate of Amendment, attached as Appendix A to this proxy statement, to the Company’s Amended and Restated Certificate of Incorporation, as amended (the “Restated Certificate”), which increases the number of authorized shares of common stock, $0.01 par value per share, from 3 billion shares to 5 billion shares (as so amended, the “Amended Certificate”). Proposal 3 approves the Certificate of Amendment, which increases the number of authorized shares of common stock to a total of 5 billion shares. If the stockholders approve this Proposal 3, the Board of Directors intends to file the Certificate of Amendment with the Secretary of State of the State of Delaware. The increase in the number of authorized shares would become effective upon such filing.

As of September 17, 2013, approximately 2,391,239,613 shares of common stock were issued and outstanding, 50,399,503 shares of common stock were reserved for issuance upon exercise of outstanding options, 22,074,710 shares of common stock were reserved for future option grants under our 2004 Equity Incentive Plan, 7,974,030 shares of common stock were reserved for issuance upon exercise of outstanding warrants, 27,806,452 shares of common stock were reserved for issuance upon the conversions of the Company’s outstanding preferred stock, and 3,448 shares of the company preferred stock were issued and outstanding.

The additional shares of common stock to be authorized by the Amended Certificate would have rights identical to the currently outstanding common stock of the Company. Future issuances of common stock may, depending on the circumstances, have a dilutive effect on the earnings per share, voting power and other interests of existing stockholders. The Board of Directors does not presently intend to seek further stockholder approval of any particular issuance of shares unless such approval is required by applicable law.

The Board of Directors believes that an increase in authorized shares is desirable for a number of reasons. The Board of Directors believes that it is in the best interest of stockholders to raise additional equity capital and an increase in authorized shares is therefore necessary in order to have a sufficient number of authorized shares to satisfy the Company’s commitments and to allow the Company to conduct its business. Further, the Company currently has a limited number of shares of common stock which it can sell to raise capital, and the Board of Directors believes that an increase in authorized shares could improve the Company’s ability to raise new capital. Finally, the Company’s stated objective of acquiring additional intellectual property through license agreements, the hiring of key scientists or acquisition, is currently limited in light of the number shares of common stock currently authorized for issues.

In light of the above, the Board of Directors believes that it is prudent to increase the authorized number of shares of common stock in order to maintain a reserve of shares available for immediate issuance to meet business needs promptly as they arise. In addition, the increase in the number of authorized shares of common stock will allow us to continue providing equity incentives to our employees, officers and directors. All authorized but unissued shares of common stock will be available for issuance from time to time for any proper purpose approved by the Board of Directors (including issuances in connection with stock-based employee benefit plans, future stock splits by means of a dividend and issuances to raise capital or effect acquisitions). The Board of Directors believes that maintaining a reserve of common stock will save time and money in responding to future events requiring the issuance of additional shares of common stock, such as a stock split, raising capital, expanding our business or product lines through the acquisition of other businesses or products, or establishing strategic relationships with other companies.

At this time, the Company does not have any specific agreements or arrangements to acquire any business or engage in any investment opportunity or otherwise to issue additional shares of the Company’s common stock, except for the convertible debenture and related warrants issued pursuant to the Company’s agreement with La Jolla Cove Investors (“LJCI”) as described in the paragraph below.

If this proposal is not approved by the stockholders, our Restated Certificate will continue as currently in effect, and the Company will face several very critical issues impacting its ability to operate in the future. Since March 2008, the Company has operated on working capital provided by LJCI. Pursuant to the terms of our agreement with LJCI, upon the conversion of any portion of the principal amount of the LJCI’s convertible debenture, LJCI is required to simultaneously exercise and purchase that same percentage of the warrant shares equal to the percentage of the dollar amount of the debenture being converted. As of August 31, 2013 there are 4,659,629 shares remaining on the stock purchase warrant and a balance of $46,596 remaining on the convertible debenture. As of August 31, 2013, were LJCI to continue to exercise all of its remaining warrants $5,078,996 million of cash would be provided to the Company. As most of the currently authorized shares have been issued, the Company would be unable to honor its current agreement with LJCI to issue shares of its common stock, which would likely lead to demand for payment of all convertible debt, the repurchase of outstanding warrants and to employee turnover due to the inability to exercise outstanding options.

If this proposal is approved by stockholders, the increase in the authorized number of shares of common stock and the subsequent issuance of such shares could have the effect of delaying or preventing a change in control of the Company without further action by the stockholders. Shares of authorized but unissued common stock could (within the limits imposed by applicable law) be issued in one or more transactions, which would make a change in control of the Company more difficult, and therefore less likely. Any such issuance of additional stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of common stock, and such additional shares could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of the Company. However, this proposal is not in response to any effort of which we are aware to accumulate our common stock or obtain control of us. In addition, this proposal is not part of a plan by the Board of Directors to recommend or implement a series of anti-takeover measures.

Stockholders should note that the proposed increase in authorized shares may not achieve the desired results, which have been outlined above.

Required Vote

The affirmative vote of the holders of a majority of the outstanding shares of our common stock will be required to approve Proposal 3.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE IN FAVOR OF PROPOSAL 3.

Section 16(a) Beneficial Ownership Reporting Compliance

Under Section 16(a) of the Exchange Act, directors, officers and beneficial owners of ten percent or more of our common stock, or the Reporting Persons, are required to report to the SEC on a timely basis the initiation of their status as a Reporting Person and any changes regarding their beneficial ownership of our common stock. The Company believes that, during fiscal year 2012, the Reporting Persons complied with all Section 16(a) filing requirements.

Certain Relationships and Related Transactions

Except for the transactions described below, none of our directors, nominees for director, officers or principal stockholders, nor any associate or affiliate of the foregoing, have any interest, direct or indirect, in any transaction or any proposed transaction, which materially affects the Company or has affected the Company.

Since December 1, 2012, there has not been, nor is there currently proposed, any transaction or series of similar transactions to which we were or are a party in which the amount involved exceeds the lesser of (1) $120,000 and (2) one percent of the average of our total assets at year end for the last three completed fiscal years, in which any director, nominee for director, executive officer or beneficial holder of more than 5% of any class of our voting securities or members of such person’s immediate family had or will have a direct or indirect material interest, other than the transactions described below. All future transactions between us and any of our directors, nominees for director, executive officers or related parties will be subject to the review and approval of our Audit Committee.

Mr. Newmin’s wife, Barbara Corbett, provides investor relations consulting services to the Company. Ms. Corbett is compensated on an hourly basis and is paid in cash. Ms. Corbett was paid a total of $5,912 and $4,042 for the 2011 and 2012 fiscal years, respectively.

La Jolla Cove Investors, Inc.

The Company entered into a Securities Purchase Agreement with LJCI on February 28, 2007, pursuant to which the Company agreed to sell a convertible debenture in the principal amount of $100,000 and maturing on February 28, 2012 (the “Debenture”). The Debenture accrues interest at 4.75% per year, payable at each conversion date, in cash or common stock at the option of LJCI.. In connection with the Debenture, the Company issued LJCI a warrant to purchase up to 10 million shares of our common stock (the “LJCI Warrant”) at an exercise price of $1.09 per share, exercisable over the next five years according to a schedule described in a letter agreement dated February 28, 2007. On August 16, 2011, the Company and LJCI amended the Debenture to extend the maturity date to February 28, 2014 and amended the LJCI Warrant to extend its expiration date to February 28, 2014. Pursuant to the terms of the LJCI Warrant, upon the conversion of any portion of the principal amount of the Debenture, LJCI is required to simultaneously exercise and purchase that same percentage of the warrant shares equal to the percentage of the dollar amount of the Debenture being converted. Therefore, for each $1,000 of the principal converted, LJCI would be required to simultaneously purchase 100,000 shares under the LJCI Warrant at $1.09 per share.

The Debenture is convertible at the option of LJCI at any time up to maturity into the number of shares determined by the dollar amount of the Debenture being converted multiplied by 110, minus the product of the Conversion Price multiplied by 100 times the dollar amount of the Debenture being converted, with the entire result divided by the Conversion Price. The Conversion Price is equal to the lesser of $1.00 or 80% of the average of the three lowest volume-weighted average prices during the twenty trading days prior to the election to convert. During the year ended November 30, 2012, LJCI converted $8,570 of the Debenture into 469,130,793 shares of common stock. Simultaneously with these conversions, LJCI exercised warrants to purchase 857,000 shares of the Company’s common stock. Proceeds from the exercise of the warrants were $934,130. As of November 30, 2012, the balance of the Debenture was $56,026 and there were remaining warrants to purchase 5,602,629 shares of common stock at $1.09 per share. During the period from December 1, 2012 through August 31, 2013, LJCI has converted an additional $9,430 of the Debenture into 1,040,493,584 shares of common stock. Simultaneously with these additional conversions, LJCI exercised additional warrants to purchase 943,000 shares of the Company’s common stock. Proceeds from the additional exercise of warrants were $1,027,870. As of August 31, 2013, the balance of the Debenture is $46,596 and there are remaining warrants to purchase 4,659,629 shares of common stock at $1.09 per share.

PROPOSAL 4

TO APPROVE THE ADOPTION OF THE COMPANY’S 2013 EQUITY INCENTIVE PLAN

The Company’s currently existing equity incentive plan, the 2004 Equity Incentive Plan, as amended (the “2004 Plan”), will expire pursuant to its terms on March 2, 2014. The Board of Directors believes that it is in the best interests of the Company to have available an equity incentive plan for use as a part of its compensation strategy. The Board of Directors decided that it was preferable to implement a new plan rather than extend the term of the 2004 Plan. Therefore, the Board of Directors approved on September 24, 2013, subject to stockholder approval, the 2013 Equity Incentive Plan (the “2013 Plan”). The purpose of the 2013 Plan is to promote the success and enhance the value of the Company by linking the personal interests of the members of the Board, employees, and consultants to those of the Company’s stockholders and by providing such individuals with an incentive for performance to generate returns to the Company’s stockholders. The 2013 Plan is further intended to provide the Company flexibility to motivate, attract, and retain the services of members of the Board, employees, and consultants upon whose judgment, interest, and special effort the successful conduct of the Company’s operation is largely dependent. Note that he termination of the 2004 Plan will not impact any awards outstanding under the 2004 Plan; such awards will continue to be subject to the 2004 Plan and the award agreement representing such award.

The principal features of the 2013 Plan are summarized below, but the summary is qualified in its entirety by reference to the 2013 Plan itself, a copy of which is attached hereto as Appendix B.

Description of 2013 Incentive Plan

The 2013 Plan is an “omnibus” stock plan consisting of a variety of equity vehicles to provide flexibility in implementing equity awards, including incentive stock options, non-qualified stock options, restricted stock grants, unrestricted stock grants and restricted stock units. Participants in the 2013 Plan may be granted any one of the equity awards or any combination thereof, as determined by the Board of Directors. See “Federal Income Tax Information” for a discussion of the tax treatment of awards.

Purpose

The Board of Directors adopted the 2013 Plan to provide a means to retain the services of the group of persons eligible to receive awards, to secure and retain the services of new members of this group and to provide incentives for such persons to exert maximum efforts for the success of the Company and its affiliates. All of the employees, as well as non-employee directors and consultants of the Company and its affiliates are eligible to participate in the 2013 Plan.

Administration

As permitted by the terms of the 2013 Plan, the Board of Directors intends to administer the 2013 Plan. As used herein with respect to the 2013 Plan, the “Board of Directors” refers to any committee the Board of Directors appoints as well as to the Board of Directors itself. Subject to the provisions of the 2013 Plan, the Board of Directors has the power to construe and interpret the 2013 Plan and awards granted under it and to determine the persons to whom and the dates on which awards will be granted, the number of shares of the Company’s common stock to be subject to each award, the time or times during the term of each award within which all or a portion of such award may be exercised, the exercise price, the type of consideration and other terms of the award. Subject to the limitations set forth below, the Board of Directors will also determine the exercise price of options granted under the 2013 Plan and, with the consent of any adversely affected option holder, may reduce the exercise price of any outstanding option, cancel an outstanding option in exchange for a new option covering the same or a different number of shares of Common Stock or another equity award or cash or other consideration, or any other action that is treated as a repricing under generally accepted accounting principles. All decisions, determinations and interpretations by the Board of Directors regarding the 2013 Plan shall be final and binding on all participants or other persons claiming rights under the 2013 Plan or any award.

The Board of Directors has the power to delegate administration of the 2013 Plan to a committee composed of not fewer than two (2) members of the Board of Directors. In the discretion of the Board of Directors, a committee may consist solely of two or more outside directors in accordance with Section 162(m) of the Internal Revenue Code or solely of two or more non-employee directors in accordance with Rule 16b-3 of the Exchange Act. Subject to certain limitations, the Board of Directors may also delegate to one or more officers of the Company the authority to do one or both of the following (i) designate officers and employees of the Company to be recipients of awards and (ii) determine the number of shares of Common Stock to be subject to such awards granted to such officers and employees of the Company. Such officer would be able to grant only the number of shares of Common Stock subject to awards as specified by the Board of Directors, and such officer would not be allowed to grant an award to him or herself.

Stock Subject To The 2013 Plan

Subject to this Proposal, an aggregate of 500,000,000 shares of Common Stock is reserved for issuance under the 2013 Plan. Shares issued under the 2013 Plan may be previously unissued shares or reacquired shares of Common Stock bought on the market or otherwise.

If awards granted under the 2013 Plan expire or otherwise terminate without being exercised, or if any shares of Common Stock issued to a participant pursuant to an award are forfeited to or repurchased by the Company, such shares of Common Stock again become available for issuance under the 2013 Plan. If any shares subject to an award are not delivered to a participant because such shares are withheld for the payment of taxes or the award is exercised through a “net exercise”, the number of shares that are not delivered to the participant shall remain available for the grant of awards under the 2013 Plan. If the exercise of any award is satisfied by tendering shares of Common Stock held by the participant, the number of shares tendered shall again become available for the grant of awards under the 2013 Plan. Notwithstanding the foregoing, and subject to the terms of the 2013 Plan, the aggregate maximum number of shares of Common Stock that may be issued as incentive stock options will be 500,000,000 shares of Common Stock.

Eligibility

Incentive stock options may be granted under the 2013 Plan only to employees (including officers) of the Company and its affiliates. Employees (including officers), directors, and consultants of both the Company and its affiliates are eligible to receive all other types of awards under the 2013 Plan.

No incentive stock option may be granted under the 2013 Plan to any person who, at the time of the grant, owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of the Company or any affiliate of the Company, unless the exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant and the term of the option does not exceed five years from the date of grant. In addition, the aggregate fair market value, determined at the time of grant, of the shares of the Company’s common stock with respect to which incentive stock options are exercisable for the first time by a participant during any calendar year (under the 2013 Plan and all other such plans of the Company and its affiliates) may not exceed $100,000.

Subject to certain adjustments set forth in the 2013 Plan, no employee may be granted options under the 2013 Plan covering more than 50,000,000 shares of the Company’s common stock during any calendar year (“Section 162(m) Limitation”).

TERMS OF OPTIONS

The following is a description of the permissible terms of options under the 2013 Plan. Individual option grants may be more restrictive as to any or all of the permissible terms described below.

Exercise Price; Payment. The exercise price of incentive stock options may not be less than 100% of the fair market value of the stock subject to the option on the date of the grant and, in some cases (see “Eligibility” above), may not be less than 110% of such fair market value. The exercise price of nonstatutory options shall be determined by the Board of Directors. If options are granted to individuals with exercise prices below fair market value, deductions for compensation attributable to the exercise of such options could be limited by Section162(m) of the Internal Revenue Code and certain adverse tax consequences would result under Section 409A of the code. See “Federal Income Tax Information.”

Acceptable consideration for the purchase of the Company’s common stock issued under the 2013 Plan will be determined by the Board of Directors and may include cash, the Company’s common stock previously owned by the optionee, a deferred payment arrangement, the net exercise of the option, consideration received in a “cashless” broker-assisted sale and other legal consideration approved by the Board.

Option Exercise. Options granted under the 2013 Plan may become exercisable in cumulative increments (“vest”) as determined by the Board of Directors. Such increments may be based on continued service to the Company over a certain period of time, the occurrence of certain performance milestones, or other criteria. Options granted under the 2013 Plan may be subject to different vesting terms. The Board of Directors has the power to accelerate the time during which an option may vest or be exercised. In addition, options granted under the 2013 Plan may permit exercise prior to vesting, but in such event the participant may be required to enter into an early exercise stock purchase agreement that allows the Company to repurchase unvested shares, generally at their exercise price, should the participant’s service terminate before vesting. To the extent provided by the terms of an option, a participant may satisfy any federal, state or local tax withholding obligation relating to the exercise of such option by a cash payment upon exercise, by authorizing the Company to withhold a portion of the stock otherwise issuable to the participant, or by such other method as may be set forth in the option agreement.

Term. The maximum term of options under the 2013 Plan is 10 years, except that in certain cases (see “Eligibility”) the maximum term of certain incentive stock options is five years. Options under the 2013 Plan generally terminate three months after termination of the participant’s service unless (i) such termination is due to the participant’s disability, in which case the option may, but need not, provide that it may be exercised (to the extent the option was exercisable at the time of the termination of service) at any time within 12 months of such termination; (ii) the participant dies before the participant’s service has terminated, or within three months after termination of such service, in which case the option may, but need not, provide that it may be exercised (to the extent the option was exercisable at the time of the participant’s death) within 12 months of the participant’s death by the person or persons to whom the rights to such option pass by will or by the laws of descent and distribution; or (iii) the option by its terms specifically provides otherwise. If an optionee’s service with the Company, or any affiliate of the Company, ceases with cause, the option will terminate at the time the optionee’s service ceases. In no event may an option be exercised after its expiration date.

A participant’s option agreement may provide that if the exercise of the option following the termination of the participant’s service would be prohibited because the issuance of stock would violate the registration requirements under the Securities Act, then the option will terminate on the earlier of (i) the expiration of the term of the option or (ii) three months after the termination of the participant’s service during which the exercise of the option would not be in violation of such registration requirements.

Restrictions on Transfer. Incentive stock options are not transferable except by will or by the laws of descent and distribution, provided that a participant may designate a beneficiary who may exercise an option following the participant’s death. Nonstatutory stock options are transferable to the extent provided in the option agreement.

Terms Of Stock Bonuses And Restricted Stock Awards

Stock bonus awards and restricted stock awards are granted through a stock bonus award agreement or restricted stock award agreement.

Payment. Subject to certain limitations, the purchase price for restricted stock or stock bonus awards must be at least the par value of our common stock. The purchase price for a stock purchase award may be payable in cash, or any other form of legal consideration approved by the Board of Directors. Stock bonus awards may be granted in consideration for the recipient’s past services for the Company.

Vesting. Common stock under a restricted stock or stock bonus award agreement may be subject to a share repurchase option or forfeiture right in our favor, each in accordance with a vesting schedule. If a recipient’s service relationship with us terminates, we may reacquire or receive via forfeiture all of the shares of our common stock issued to the recipient pursuant to a restricted stock or stock bonus award that have not vested as of the date of termination. The Board of Directors has the power to accelerate the vesting of stock acquired under a restricted stock or stock bonus award agreement.

Restrictions on Transfer. Rights under a stock bonus or restricted stock bonus agreement may be transferred only as expressly authorized by the terms of the applicable stock bonus or restricted stock purchase agreement.

Restricted Stock Unit Awards

Restricted stock unit awards are issued pursuant to a stock unit award agreement.

Payment. Subject to certain limitations, the consideration, if any, for restricted stock unit awards must be at least the par value of our common stock. The consideration for a stock unit award may be payable in any form acceptable to the Board of Directors and permitted under applicable law.

Vesting and Settlement. The Board of Directors may impose any restrictions or conditions upon the vesting of restricted stock unit awards, or that delay the delivery of the consideration after the vesting of stock unit awards, that it deems appropriate. Restricted stock unit awards are settled in shares of the Company’s common stock. Dividend equivalents may be credited in respect of shares covered by a restricted stock unit award, as determined by the Board of Directors. At the discretion of the Board, such dividend equivalents may be converted into additional shares covered by the restricted stock unit award.

Termination of Service. If a restricted stock unit award recipient’s service relationship with the Company terminates, any unvested portion of the restricted stock unit award is forfeited upon the recipient’s termination of service.

Adjustment Provisions

Transactions not involving receipt of consideration by the Company, such as a merger, consolidation, reorganization, recapitalization, reincorporation, reclassification, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, or a change in corporate structure may change the type(s), class(es) and number of shares of Common Stock subject to the 2013 Plan and outstanding awards. In that event, the 2013 Plan will be appropriately adjusted as to the type(s), class(es) and the maximum number of shares of Common Stock subject to the 2013 Plan and the Section 162(m) Limitation, and outstanding awards will be adjusted as to the type(s), class(es), number of shares and price per share of Common Stock subject to such awards.

Effect Of Certain Corporate Transactions

In the event of certain corporate transactions, all outstanding stock awards under the 2013 Plan may be assumed, continued or substituted for by any surviving entity. If the surviving entity elects not to assume, continue or substitute for such awards, such stock awards will be terminated if not exercised prior to the effective date of the corporate transaction. A stock award may be subject to acceleration of vesting in the event of a change in control as may be provided in the applicable stock award agreement or other written agreement between the award recipient and the Company.

Duration, Amendment And Termination

The Board may suspend or terminate the 2013 Plan without stockholder approval or ratification at any time or from time to time. Unless sooner terminated, the 2013 Plan will terminate on September 24, 2023, which is the tenth anniversary of the date of its adoption by the Board of Directors.

The Board of Directors will have authority to amend or terminate the 2013 Plan. No amendment or termination of the 2013 Plan shall adversely affect any rights under awards already granted to a participant unless agreed to by the affected participant. To the extent necessary to comply with applicable provisions of federal securities laws, state corporate and securities laws, the Internal Revenue Code, the rules of any applicable stock exchange or national market system, and the rules of any non-U.S. jurisdiction applicable to awards granted to residents therein, the Company will obtain stockholder approval of any such amendment to the 2013 Plan in such a manner and to such a degree as may be required.

New Plan Benefits

Future awards to the Company’s executive officers and employees are discretionary. Therefore, at this time the benefits that may be received by the Company’s executive officers and other employees if the Company’s stockholders approve the 2013 Plan cannot be determined. Because the value of stock issuable to the Company’s non-employee directors under the 2013 Plan will depend on the fair market value of the Company’s common stock at future dates, it is not possible to determine exactly the benefits that might be received by the Company’s non-employee directors under the 2013 Plan.

Federal Income Tax Information

Incentive Stock Options. Incentive stock options under the 2013 Plan are intended to be eligible for the federal income tax treatment accorded “incentive stock options” under the Internal Revenue Code.

There generally are no federal income tax consequences to the participant or the Company by reason of the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may give rise to or increase alternative minimum tax liability for the participant.

If a participant holds stock acquired through exercise of an incentive stock option for more than two years from the date on which the option is granted and more than one year from the date on which the shares are transferred to the participant upon exercise of the option, any gain or loss on a disposition of such stock will be a long-term capital gain or loss if the participant held the stock for more than one year.

Generally, if the participant disposes of the stock before the expiration of either of these holding periods (a “disqualifying disposition”), then at the time of disposition the participant will realize taxable ordinary income equal to the lesser of (i) the excess of the stock’s fair market value on the date of exercise over the exercise price, or (ii) the participant’s actual gain, if any, on the purchase and sale. The participant’s additional gain or any loss upon the disqualifying disposition will be a capital gain or loss, which will be long-term or short-term depending on whether the stock was held for more than one year.

To the extent the participant recognizes ordinary income by reason of a disqualifying disposition, the Company will generally be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Internal Revenue Code and the satisfaction of a tax reporting obligation) to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs.

Nonstatutory Stock Options, Restricted Stock Purchase Awards, Restricted Stock Units and Stock Bonuses. Nonstatutory stock options, restricted stock purchase awards, restricted stock units and stock bonuses granted under the 2013 Plan generally have the federal income tax consequences described below.

There generally are no tax consequences to the participant or the Company by reason of the grant of these awards. However, if the exercise price of a nonstatutory stock option can, at any time, be less than the fair market value of the stock on the grant date, Section 409A of the Code imposes ordinary income and employment tax liability on the participant as the option vests in an amount equal to the difference between the fair market value of the stock on the vesting date and the exercise price. In addition, Section 409A imposes a penalty of 20% of such amount and an interest charge. The Company would be responsible for withholding these tax amounts. Upon acquisition of the stock under any of these awards, the participant normally will recognize taxable ordinary income equal to the excess, if any, of the stock’s fair market value on the acquisition date over the purchase price. However, to the extent the stock is subject to certain types of vesting restrictions, the taxable event will be delayed until the vesting restrictions lapse unless the participant elects to be taxed on receipt of the stock. With respect to employees, the Company is generally required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Internal Revenue Code and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the participant.

Upon disposition of the stock, the participant will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon acquisition (or vesting) of the stock. Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year. Slightly different rules may apply to participants who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

Potential Limitation on Company Deductions. Section 162(m) of the Internal Revenue Code denies a deduction to any publicly held corporation for compensation paid to certain “covered employees” in a taxable year to the extent that compensation to such covered employee exceeds $1 million. It is possible that compensation attributable to awards, when combined with all other types of compensation received by a covered employee from the Company, may cause this limitation to be exceeded in any particular year.

Certain kinds of compensation, including qualified “performance-based compensation,” are disregarded for purposes of the deduction limitation. In accordance with Treasury Regulations issued under Section 162(m) of the Internal Revenue Code (the “Treasury Regulations”), compensation attributable to stock options will qualify as performance-based compensation if the award is granted by a compensation committee comprised solely of “outside directors” and either (i) the plan contains a per-employee limitation on the number of shares for which such awards may be granted during a specified period, the per-employee limitation is approved by the stockholders, and the exercise price of the award is no less than the fair market value of the stock on the date of grant, or (ii) the award is granted (or exercisable) only upon the achievement (as certified in writing by the compensation committee) of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, and the award is approved by stockholders.

Restricted stock, stock bonus awards and restricted stock units will qualify as performance-based compensation under the Treasury Regulations only if (i) the award is granted by a compensation committee comprised solely of “outside directors,” (ii) the award is granted (or exercisable) only upon the achievement of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, (iii) the compensation committee certifies in writing prior to the granting (or exercisability) of the award that the performance goal has been satisfied and (iv) prior to the granting (or exercisability) of the award, stockholders have approved the material terms of the award (including the class of employees eligible for such award, the business criteria on which the performance goal is based, and the maximum amount (or formula used to calculate the amount) payable upon attainment of the performance goal).

The 2013 Plan permits the Company to grant awards designated as “Performance-Based Awards” that are intended to qualify as performance-based compensation under the Treasury Regulations.

Vote Required

Approval of Proposal Four requires the affirmative vote of holders of a majority of the shares of our common stock that are present in person or by proxy and entitled to vote at the 2013 Annual Meeting. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSAL TO APPROVE THE ADOPTION OF THE 2013 EQUITY INCENTIVE PLAN.

PROPOSAL 5

APPROVAL ON AN ADVISORY, NON-BINDING BASIS OF NAMED EXECUTIVE OFFICER COMPENSATION

In accordance with Section 14a of the Exchange Act, the Company is providing stockholders with an advisory (non-binding) vote on compensation programs, that is sometimes referred to as “say on pay,” for our sole executive officer, W. Gerald Newmin (the “Named Executed Officer”). Accordingly, you may vote on the following resolution at the 2013 Annual Meeting:

“RESOLVED, that the compensation paid to the Named Executed Officer, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion is hereby APPROVED.”

This vote is non-binding. The Board intends to consider the outcome of the vote when making future executive compensation decisions and, in particular, to consider any significant negative voting results to the extent they can determine the cause or causes for such votes. The Board has determined that, until the next vote on the frequency of stockholder votes on executive compensation, the Company will hold future advisory votes on executive compensation every 3 years.

We are seeking input from our stockholders through this advisory vote to approve the compensation of our named executive officers as described in this proxy statement in the section titled “Executive Compensation and Other Information” beginning on page 13, in the compensation tables beginning on page 13 and in any related narrative discussion contained in this proxy statement.

Shareholders are encouraged to read the accompanying compensation tables and the related narrative disclosure for more information about the Company's executive compensation program.

We believe that the compensation of our named executive officers for the year ended November 30, 2012, was appropriate and reasonable, and that our compensation policies and procedures are sound and in the best interests of the Company and our stockholders.

Vote Required

The affirmative vote of the holders of a majority of the shares of the Company’s common stock present in person or by proxy and entitled to vote at the Annual Meeting will be required for the approval, on an advisory basis, of the Named Executive Officer compensation. Abstentions will have the same effect as “against” votes, and broker non-votes will have no effect.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL 5.

PROPOSAL 6

APPROVAL ON AN ADVISORY, NON-BINDING BASIS AS TO WHETHER THE ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION SHOULD TAKE PLACE EVERY 1, 2 OR 3 YEARS

In accordance with Section 14a of the Exchange Act, the Company is providing stockholders with an advisory (non-binding) vote as to whether the advisory vote to approve Named Executive Officer compensation should occur every 1, 2 or 3 years. The Board recommends that stockholders vote to hold an advisory vote on executive compensation every third year.

The Board has determined that holding an advisory vote on executive compensation every 3 years is the most appropriate policy for the Company at this time, and therefore recommends that future stockholder advisory votes on executive compensation occur every 3 years. In formulating its recommendation, the Board’s decision was influenced by the fact that at this time we only have one Named Executive Officer whose compensation has been consistent for the past three years.

While this stockholder vote on the frequency of future advisory votes on the compensation of our Named Executive Officers is merely advisory and will not be binding upon the Company or the Board, we value the opinions of our stockholders and will consider the outcome of the vote when considering the frequency with which the compensation of our Named Executive Officers will be subject to an advisory, non-binding stockholder vote. The Board may decide that it is in the best interests of our stockholders and the Company to hold an advisory vote to approve the compensation of our Named Executive Officers more or less frequently than the option approved by our stockholders.

Vote Required

The frequency of the advisory, non-binding stockholder advisory vote to approve the compensation of our named executive officers will be selected by a plurality of “for” votes properly cast in person or by proxy by the holders of our common stock. The option (every one, two or three years) receiving the highest number of “for” votes will be considered the frequency recommended by the stockholders of the Company. Abstentions and broker non-votes will have no effect on the outcome of this Proposal No. 6.

THE BOARD RECOMMENDS A VOTE “FOR” A FREQUENCY PERIOD OF EVERY 3 YEARS FOR FUTURE ADVISORY VOTES ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICER.

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are MultiCell stockholders will be “householding” our proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, please notify your broker, direct your written request to MultiCell Technologies, Inc., W. Gerald Newmin; 68 Cumberland Street, Suite 301, Woonsocket, RI 02895 or contact Lucille Gomes at (401) 762-0045. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their broker.

Interest Of Certain Persons In Matters To Be Acted Upon

None of our directors, nominees for director, or officers, anyone who has served as a director or officer at any time since the beginning of the last fiscal year, nor any associate or affiliate of the foregoing, have any substantial interest, direct or indirect, other than elections to office, in any matter to be acted upon as described in this proxy statement.

Other Matters

The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

Availability Of Additional Information

Along with this proxy statement, we have provided each shareholder entitled to vote a copy of our Annual Report on Form 10-K for our year ended November 30, 2012. The Annual Report on Form 10-K is not to be deemed part of this proxy statement except to the extent it is explicitly incorporated by reference herein. We will promptly provide, without charge, a copy of our Annual Report on Form 10-K for the year ended November 30, 2012 upon the written or oral request of any shareholder or beneficial owner of our common stock. Written requests should be directed to the following address: MultiCell Technologies, Inc., W. Gerald Newmin; 68 Cumberland Street, Suite 301, Woonsocket, RI 02895 or contact Lucille Gomes at (401) 762-0045.

We file annual, quarterly and current reports, proxy statements, and other information with the SEC. You may read and copy any materials we file with the SEC at the SEC’s Public Reference Room at 100 F Street N.E., Washington, D.C. 20549-2521. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-732-0330. The SEC maintains a website at http://www.sec.gov that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC.

All stockholders are urged to complete, sign, date and return the accompanying Proxy Card.

By Order of the Board of Directors

/s/ W. Gerald Newmin
W. Gerald Newmin
Chairman, Chief Executive Officer and Secretary

October 7, 2013

APPENDIX A

CERTIFICATE OF AMENDMENT OF
CERTIFICATE OF INCORPORATION OF
MULTICELL TECHNOLOGIES, INC.

MULTICELL TECHNOLOGIES, INC. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”),

DOES HEREBY CERTIFY:

FIRST: The name of the Corporation is MultiCell Technologies, Inc.

SECOND: The date of filing of its original Certificate of Incorporation with the Secretary of State of Delaware was April 28, 1970. The corporation was initially incorporated under the name Exten Ventures, Inc.

THIRD: This Certificate of Amendment amends certain provisions of the Certificate and has been duly adopted by the Board of Directors of the Corporation acting in accordance with the provisions of 242 of the DGCL, and further adopted in accordance with the provisions of Sections 211 and 242 of the DGCL by the stockholders of the Corporation and shall become effective on _______, ________, 2013 at 5:00 p.m. EDT.

FOURTH: Article Fourth of the Certificate shall be amended to read in its entirety as follows:

“The total number of shares of stock which this Corporation shall have authority to issue is 5,001,000,000 shares, of which 5,000,000,000 shares are Common Stock of $0.01 par value per share, and 1,000,000 shares are Preferred Stock of $0.01 par value per share. The aggregate par value of all such shares having value is $50,010,000.00.

The Preferred Stock may be divided into such number of series as the Board of Directors may determine. The Board of Directors is authorized to determine and alter the rights, preferences, privileges and restrictions granted to and imposed upon any wholly unissued series of Preferred Stock, and to fix the number of shares of any series of Preferred Stock and the designation of any such series of Preferred Stock. The Board of Directors, within the limits and restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any series, may increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any series subsequent to the issue of shares of that series.”

IN WITNESS WHEREOF, MultiCell Technologies, Inc. has caused this Certificate of Amendment to be signed by its Chief Executive Officer as of November, _____, 2013.

MULTICELL TECHNOLOGIES, INC.

By:
W. Gerald Newmin
Chief Executive Officer

APPENDIX B

2013 PLAN

2013 Equity Incentive Plan

MULTICELL TECHNOLOGIES, Inc.

2013 EQUITY INCENTIVE PLAN

Adopted by the Board: September 24, 2013

Approved by the Stockholders: november 15, 2013

Termination Date: september 24, 2023

1.	General.

(a)          Purposes. The purposes of the Plan are as follows:

(i)          To provide additional incentive for selected Employees, Directors and Consultants to further the growth, development and financial success of the Company by providing a means by which such persons can personally benefit through the ownership of capital stock of the Company; and

(ii)         To enable the Company to secure and retain key Employees, Directors and Consultants considered important to the long-term success of the Company by offering such persons an opportunity to own capital stock of the Company.

(b)          Eligible Stock Award Recipients. The persons eligible to receive Stock Awards under the Plan are the Employees, Directors and Consultants of the Company and its Affiliates.

(c)          Available Stock Awards. The following Stock Awards are available under the Plan: (i) Incentive Stock Options; (ii) Nonstatutory Stock Options; (iii) Restricted Stock awards, (iv) Restricted Stock Units; (v) Stock Bonus awards; and (vi) Performance-Based Awards.

2.	Definitions.

(a)          “Administrator” means the entity that conducts the general administration of the Plan as provided herein. The term “Administrator” shall refer to the Board unless the Board has delegated administration to a Committee as provided in Article 3.

(b)          “Affiliate” means:

(i)          with respect to Incentive Stock Options, any “parent corporation” or “subsidiary corporation” of the Company, whether now existing or hereafter created or acquired, as those terms are defined in Sections 424(e) and 424(f) of the Code, respectively; and

(ii)         with respect to Stock Awards other than Incentive Stock Options, any entity described in paragraph (a) of this Section 2(b), plus any other corporation, limited liability company, partnership or joint venture, whether now existing or hereafter created or acquired, with respect to which the Company beneficially owns more than fifty percent (50%) of: (1) the total combined voting power of all outstanding voting securities or (2) the capital or profits interests of a limited liability company, partnership or joint venture.

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(c)          “Award Shares” means the shares of Common Stock of the Company issued or issuable pursuant to a Stock Award, including Option Shares issued or issuable pursuant to an Option.

(d)          “Board” means the Board of Directors of the Company.

(e)          “Change in Control” shall mean:

(i)          The direct or indirect sale or transfer, in a single transaction or a series of related transactions, by the stockholders of the Company of voting securities, in which the holders of the outstanding voting securities of the Company immediately prior to such transaction or series of transactions hold, as a result of holding Company securities prior to such transaction, in the aggregate, securities possessing less than fifty percent (50%) of the total combined voting power all outstanding voting securities of the Company or of the acquiring entity immediately after such transaction or series of related transactions;

(ii)         A merger or consolidation in which the Company is not the surviving entity, except for a transaction in which the holders of the outstanding voting securities of the Company immediately prior to such merger or consolidation hold as a result of holding Company securities prior to such transaction, in the aggregate, securities possessing more than fifty percent (50%) of the total combined voting power of all outstanding voting securities of the surviving entity (or the parent of the surviving entity) immediately after such merger or consolidation;

(iii)        A reverse merger in which the Company is the surviving entity but in which the holders of the outstanding voting securities of the Company immediately prior to such merger hold as a result of holding Company securities prior to such transaction, in the aggregate, securities possessing less than fifty percent (50%) of the total combined voting power of all outstanding voting securities of the Company or of the acquiring entity immediately after such merger;

(iv)        The sale, transfer or other disposition (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company, except for a transaction in which the holders of the outstanding voting securities of the Company immediately prior to such transaction(s) receive as a distribution with respect to securities of the Company, in the aggregate, securities possessing more than fifty percent (50%) of the total combined voting power of all outstanding voting securities of the acquiring entity immediately after such transaction(s); or

(v)         Any time individuals who, on the date this Plan is adopted by the Board, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of this Plan, be considered as a member of the Incumbent Board.

(f)          “Code” means the Internal Revenue Code of 1986, as amended.

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(g)          “Committee” means a committee appointed by the Board in accordance with Section 3(c).

(h)          “Common Stock” means the shares of common stock of the Company.

(i)          “Company” means Multicell Technologies, Inc., a Delaware corporation.

(j)          “Consultant” means any consultant or adviser if:

(a)          The consultant or adviser renders bona fide services to the Company or any Affiliate;

(b)          The services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities; and

(i)          The consultant or adviser is a natural person who has contracted directly with the Company or any Affiliate to render such services.

(k)          “Covered Employee” means an Employee who is, or is likely to become, a “covered employee” within the meaning of Section 162(m)(3) of the Code.

(l)          “Director” means a member of the Board.

(m)          “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code and as interpreted by the Administrator in each case.

(n)          “Effective Date” shall have the meaning given in Section 18 herein.

(o)          “Employee” means a regular employee of the Company or an Affiliate, including an Officer or Director, who is treated as an employee in the personnel records of the Company or an Affiliate, but not individuals who are classified by the Company or an Affiliate as: (i) leased from or otherwise employed by a third party, (ii) independent contractors, or (iii) intermittent or temporary workers. The Company’s or an Affiliate’s classification of an individual as an “Employee” (or as not an “Employee”) for purposes of this Plan shall not be altered retroactively even if that classification is changed retroactively for another purpose as a result of an audit, litigation or otherwise. Neither service as a Director nor receipt of a director’s fee shall be sufficient to make a Director an “Employee.”

(p)          “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

(q)          “Fair Market Value” means, as of any date, the value of the Common Stock of the Company determined as follows:

(i)          If the Common Stock is then listed or admitted to trading on a Nasdaq market system or a stock exchange which reports closing sale prices, the Fair Market Value shall be the closing sale price on the date of valuation on such Nasdaq market system or principal stock exchange on which the Common Stock is then listed or admitted to trading, or, if no closing sale price is quoted on such day, then the Fair Market Value shall be the closing sale price of the Common Stock on such Nasdaq market system or such exchange on the next preceding day for which a closing sale price is reported;

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(ii)         If the Common Stock is not then listed or admitted to trading on a Nasdaq market system or a stock exchange which reports closing sale prices, the Fair Market Value shall be the average of the closing bid and asked prices of the Common Stock in the over-the-counter market on the date of valuation; or

(iii)        If neither (i) nor (ii) is applicable as of the date of valuation, then the Fair Market Value shall be determined by the Administrator in good faith using any reasonable method of valuation, which determination shall be conclusive and binding on all interested parties.

(r)          “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(s)          “Non-Employee Director” means a member of the Board who qualifies as a “Non-Employee Director” as defined in Rule 16b-3(b)(3) of the Exchange Act, or any successor rule.

(t)          “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

(u)          “Officer” means any person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(v)         “Option” means a stock option granted pursuant to the Plan.

(w)          “Option Agreement” means a written or electronic agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan and any rules and regulations adopted by the Administrator and incorporated therein.

(x)          “Optionee” means the Participant to whom an Option is granted or, if applicable, such other person who holds an outstanding Option.

(y)          “Option Shares” means the shares of Common Stock of the Company issued or issuable pursuant to the exercise of an Option.

(z)          “Outside Director” means a Director who either (i) is not a current employee of the Company or an “affiliated corporation” (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an “affiliated corporation” who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year, has not been an officer of the Company or an “affiliated corporation”, and does not receive remuneration from the Company or an “affiliated corporation,” either directly or indirectly, in any capacity other than as a Director or (ii) is otherwise considered an “outside director” for purposes of Section 162(m) of the Code.

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(aa)         “Participant” means an Optionee or any other person to whom a Stock Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.

(bb)         “Performance-Based Award” means a Stock Award granted to selected Covered Employees pursuant to Article 7, but which is subject to the terms and conditions set forth in Article 8.

(cc)         “Performance Criteria” means the criteria that the Administrator selects for purposes of establishing the Performance Goal or Performance Goals for a Participant for a Performance Period. The Performance Criteria that will be used to establish Performance Goals are limited to the following: net earnings (either before or after interest, taxes, depreciation and amortization), sales or revenue, net income (either before or after taxes), operating earnings, cash flow (including, but not limited to, operating cash flow and free cash flow), return on net assets, return on stockholders’ equity, return on sales, gross or net profit margin, working capital, earnings per share and price per share of Common Stock, the achievement of certain scientific milestones, customer retention rates, licensing, partnership or other strategic transactions, obtaining a specified level of financing for the Company, as determined by the Administrator, including through government grants (or similar awards) and the issuance of securities, commencement of a particular stage of clinical trials for a product candidate of the Company, or the achievement of one or more corporate, divisional or individual scientific or inventive measures. Any of the criteria identified above may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group. The Administrator shall, within the time prescribed by Section 162(m) of the Code, define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period for such Participant.

(dd)         “Performance Goals” means, for a Performance Period, the goals established in writing by the Administrator for the Performance Period based upon the Performance Criteria. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a Subsidiary, division or other operational unit, or an individual. The Administrator, in its discretion, may, within the time prescribed by Section 162(m) of the Code, adjust or modify the calculation of Performance Goals for such Performance Period in order to prevent the dilution or enlargement of the rights of Participants (i) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event, or development, or (ii) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions.

(ee)         “Performance Period” means the one or more periods of time, which may be of varying and overlapping durations, as the Administrator may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to, and the payment of, a Performance-Based Award.

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(ff)         “Plan” means this 2013 Equity Incentive Plan.

(gg)        “Qualified Performance-Based Compensation” means any compensation that is intended to qualify as “qualified performance-based compensation” as described in Section 162(m)(4)(C) of the Code

(hh)        “Restricted Stock” means Common Stock awarded to a Participant pursuant to Section 7(b) that is subject to certain restrictions and may be subject to risk of forfeiture or repurchase.

(ii)         “Restricted Stock Award Agreement” means a written or electronic agreement between the Company and a Participant evidencing the terms and conditions of a Restricted Stock award. Each Restricted Stock Award Agreement shall be subject to the terms and conditions of the Plan and any rules and regulations adopted by the Administrator and incorporated therein.

(jj)         “Restricted Stock Unit” means a right to receive a share of Common Stock during specified time periods granted pursuant to Section 7(c).

(kk)        “Securities Act” means the Securities Act of 1933, as amended.

(ll)         “Stock Award” means any right granted under the Plan, including an Option, a right to acquire Restricted Stock, a Restricted Stock Unit, a Stock Bonus or a Performance-Based Award.

(mm)        “Stock Award Agreement” means any written or electronic agreement, including an Option Agreement, Stock Bonus Agreement, or Restricted Stock Award Agreement, between the Company and a holder of a Stock Award evidencing the terms and conditions of an individual Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan and any additional rules and regulations adopted by the Administrator and incorporated therein.

(nn)        “Stock Bonus” means a payment in the form of shares of Common Stock, or as part of any bonus, deferred compensation or other arrangement, made in lieu of all or any portion of the compensation, granted pursuant to Section 7(a).

(oo)         “Stock Bonus Agreement” means a written or electronic agreement between the Company and a Participant evidencing the terms and conditions of a Stock Bonus. Each Stock Bonus Agreement shall be subject to the terms and conditions of the Plan and any rules and regulations adopted by the Administrator and incorporated therein.

(pp)         “Ten Percent Stockholder” means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

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(qq)         “Termination of Service” means:

(i)          With respect to Stock Awards granted to a Participant in his or her capacity as an Employee, the time when the employer-employee relationship between the Participant and the Company (or an Affiliate) is terminated for any reason, including, without limitation a termination by resignation, discharge, death or retirement;

(ii)         With respect to Stock Awards granted to a Participant in his or her capacity as a Director, the time when the Participant ceases to be a Director for any reason, including without limitation a cessation by resignation, removal, failure to be reelected, death or retirement, but excluding cessations where there is a simultaneous or continuing employment of the former Director by the Company (or an Affiliate) and the Administrator expressly deems such cessation not to be a Termination of Service;

(iii)        With respect to Stock Awards granted to a Participant in his or her capacity as a Consultant, the time when the contractual relationship between the Participant and the Company (or an Affiliate) is terminated for any reason; and

(iv)        With respect to Stock Awards granted to a Participant in his or her capacity as an Employee, Director or Consultant of an Affiliate, when such entity ceases to qualify as an Affiliate under this Plan, unless earlier terminated as set forth above.

Notwithstanding anything to the contrary herein set forth, a change in status from an Employee to a Consultant or from a Consultant to an Employee shall not constitute a Termination of Service for the purposes hereof, if and to the extent so determined by the Administrator. The Administrator, in its sole and absolute discretion, shall determine the effect of all other matters and issues relating to a Termination of Service.

3.	Administration.

(a)          Administration by Board. The Plan shall be administered by the Administrator unless and until the Board delegates administration to a Committee or an Officer, as provided in Section 3(c) below.

(b)          Powers of the Administrator. The Administrator shall have the power, except as otherwise provided herein:

(i)          To determine from time to time (A) which of the persons eligible under the Plan shall be granted Stock Awards; (B) when and how the Stock Awards shall be granted; (C) what type or combination of types of Stock Awards will be granted; (D) the terms and conditions of each Stock Award granted (which need not be identical), including, without limitation, the transferability or repurchase of such Stock Awards or Award Shares issuable thereunder, as applicable, and the circumstances under which Stock Awards become exercisable or vested or are forfeited or expire, which terms may but need not be conditioned upon the passage of time, continued employment, the satisfaction of performance criteria, the occurrence of certain events, or other factors; and (E) the number of Award Shares subject to a Stock Award that shall be granted to a Participant.

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(ii)         To construe and interpret the Plan and Stock Awards granted under it, and to make exceptions to any such provisions in good faith and for the benefit of the Company, and to establish, amend and revoke rules and regulations for the Plan’s administration. The Administrator, in the exercise of its power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

(iii)        To settle all controversies regarding the Plan and Stock Awards granted under it.

(iv)        To accelerate the time at which a Stock Award may first be exercised or the time during which a Stock Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Stock Award stating the time at which it may first be exercised or the time during which it will vest.

(v)         To suspend or terminate the Plan at any time. Suspension or termination of the Plan shall not impair rights and obligations under any Stock Award granted while the Plan is in effect except with the written consent of the affected Participant.

(vi)        To submit any amendment to the Plan for stockholder approval.

(vii)       To amend the Plan in any respect the Administrator deems necessary or advisable to provide Participants with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options or to bring the Plan or Incentive Stock Options granted under it into compliance therewith.

(viii)      To amend the terms of any one or more Stock Awards, including, but not limited to, amendments to provide terms more favorable than previously provided in the Stock Award Agreement, subject to any specified limits in the Plan that are not subject to Administrator discretion; provided, however, that the rights under any Stock Award shall not be impaired by any such amendment unless (a) the Company requests the consent of the affected Participant, and (b) such Participant consents in writing. Notwithstanding the foregoing, subject to the limitations of applicable law, if any, and without the affected Participant’s consent, the Administrator may amend the terms of any one or more Stock Awards if necessary to maintain the qualified status of the Stock Award as an Incentive Stock Option or to bring the Stock Award into compliance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder.

(ix)         To amend the Plan as provided in Section 16.

(x)          To prescribe and amend the terms of the agreements or other documents evidencing Stock Awards made under this Plan (which need not be identical).

(xi)         To place such restrictions on the sale or other disposition of Award Shares as may be deemed appropriate by the Administrator.

(xii)        To determine whether, and the extent to which, adjustments are required pursuant to Section 11.

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(xiii)       Generally, to exercise such powers and to perform such acts as the Administrator deems necessary or expedient to promote the best interests of the Company.

(c)	Delegation to a Committee.

(i)          General. The Board may delegate administration of the Plan to a committee of the Board composed of not fewer than two (2) members (the “Committee”). If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board (and references in the Plan to the Administrator shall thereafter be deemed to be references to the Committee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. Appointment of Committee members shall be effective upon acceptance of appointment. In its sole discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Administrator under the Plan except with respect to matters which under Rule 16b-3 under the Exchange Act or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may only be filled by the Board.

(ii)         Section 162(m) and Rule 16b-3 Compliance.  In the discretion of the Board, the Committee may consist solely of two or more Outside Directors, in accordance with Section 162(m) of the Code, and/or solely of two or more Non-Employee Directors, in accordance with Rule 16b-3 of the Exchange Act.  In addition, the Board or the Committee, in its discretion, may (1) delegate to a committee of one or more members of the Board who need not be Outside Directors the authority to grant Stock Awards to eligible persons who are either (a) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Stock Award, or (b) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code, and/or (2) delegate to a committee of one or more members of the Board who need not be Non-Employee Directors the authority to grant Stock Awards to eligible persons who are not then subject to Section 16 of the Exchange Act.

(iii)        Delegation to an Officer.  The board may delegate to one or more Officers of the Company the authority to do one or both of the following:  (i) designate Officers and Employees of the Company or any of its Affiliates to be recipients of Stock Awards and (ii) determine the number of shares of Common Stock to be subject to such Stock Awards granted to such Officers and Employees of the Company; provided, however, that the Board resolutions regarding such delegation shall specify the total number of shares of Common Stock that may be subject to the Stock Awards granted by such Officer and that such Officer may not grant a Stock Award to himself or herself.  Notwithstanding anything to the contrary in this Section 3(c), the Board may not delegate to an Officer authority to determine the Fair Market Value of the Common Stock.

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(d)          Effect of Change in Status. The Administrator shall have the absolute discretion to determine the effect upon a Stock Award, and upon an individual’s status as an Employee, Consultant or Director under the Plan, including whether a Participant shall be deemed to have experienced a Termination of Service or other change in status, and upon the vesting, expiration or forfeiture of a Stock Award or Award Shares issuable in respect thereof, in the case of (i) a Termination of Service for cause, (ii) any leave of absence approved by the Company or an Affiliate, (iii) any transfer between the Company and any Affiliate or between any Affiliates, (iii) any change in the Participant’s status from an Employee to a Consultant or member of the Administrator of Directors, or vice versa, and (v) any Employee who becomes employed by any partnership, joint venture, corporation or other entity not meeting the requirements of an Affiliate.

(e)          Determinations of the Administrator. All decisions, determinations and interpretations by the Administrator regarding this Plan shall be final and binding on all Participants or other persons claiming rights under the Plan or any Stock Award. The Administrator shall consider such factors as it deems relevant to making such decisions, determinations and interpretations including, without limitation, the recommendations or advice of any Director, Officer or Employee of the Company and such attorneys, consultants and accountants as it may select. A Participant or other holder of a Stock Award may contest a decision or action by the Administrator with respect to such person or Stock Award only on the grounds that such decision or action was arbitrary or capricious or was unlawful, and any review of such decision or action shall be limited to determining whether the Administrator’s decision or action was arbitrary or capricious or was unlawful.

(f)          Arbitration. Any dispute or claim concerning any Stock Awards granted (or not granted) pursuant to the Plan or any disputes or claims relating to or arising out of the Plan shall be fully, finally and exclusively resolved by binding and confidential arbitration conducted pursuant to the rules of Judicial Arbitration and Mediation Services, Inc. (“JAMS”) in the County of San Diego, California. In addition to any other relief, the arbitrator may award to the prevailing party recovery of its attorneys’ fees and costs. By accepting a Stock Award, Participants and the Company waive their respective rights to have any such disputes or claims tried by a judge or jury.

4.	Shares Subject to the Plan; Overall Limitation.

(a)          Shares Subject to the Plan. Subject to the provisions of Section 11 relating to adjustments upon changes in stock, the Award Shares that may be issued pursuant to Stock Awards shall not exceed in the aggregate Five Hundred Million (500,000,000) shares of the Company’s Common Stock. Of such amount, Five Hundred Million (500,000,000) shares Award Shares may be issued pursuant to Incentive Stock Options. In the event that (a) all or any portion of any Stock Award granted or offered under the Plan can no longer under any circumstances be exercised or otherwise become vested, or (b) any Award Shares are reacquired by the Company which were initially the subject of a Stock Award Agreement, the Award Shares allocable to the unexercised or unvested portion of such Stock Award, or the Award Shares so reacquired, shall again be available for grant or issuance under the Plan.

(b)          Individual Participant Limitations. Notwithstanding any provision in the Plan to the contrary, and subject to Article 11 below, the maximum number of shares of Common Stock with respect to one or more Stock Awards that may be granted to any one Participant during any calendar year shall be 50,000,000. Notwithstanding the foregoing, in connection with his or her initial service to the Company, the aggregate number of shares of Stock with respect to which Stock Awards may be granted to any Participant shall not exceed 50,000,000 shares of Stock during the calendar year which includes such individual’s initial service to the Company.

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5.	Eligibility.

(a)          General. Incentive Stock Options may be granted only to Employees; all other Stock Awards may be granted only to Employees, Directors and Consultants. In the event a Participant is both an Employee and a Director, or a Participant is both a Director and a Consultant, the Stock Award Agreement shall specify the capacity in which the Participant is granted the Stock Award; provided, however, if the Stock Award Agreement is silent as to such capacity, the Stock Award shall be deemed to be granted to the Participant as an Employee or as a Consultant, as applicable.

(b)          Ten Percent Stockholders. A Ten Percent Stockholder shall not be granted an Incentive Stock Option unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock at the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

6.	Option Agreement Provisions.

Each Option shall be granted pursuant to a written Option Agreement, signed by an Officer of the Company and by the Optionee, which shall be in such form and shall contain such terms and conditions as the Administrator shall deem appropriate. The provisions of separate Option Agreements need not be identical, but each Option Agreement shall include (through incorporation of the provisions hereof by reference in the Option Agreement or otherwise) the substance of each of the following provisions (except to the extent that any such provision indicates it is permissible rather than mandatory):

(a)          Term. No Incentive Stock Option shall be exercisable after the expiration of ten (10) years from the date of its grant or such shorter period specified in the Option Agreement; provided, however, that an Incentive Stock Option granted to a Ten Percent Stockholder shall be subject to the provisions of Section 5(b).

(b)          Exercise Price of an Option. Subject to the provisions of Section 5(b) regarding Incentive Stock Options granted to Ten Percent Stockholders, the exercise price of each Incentive Stock Option shall be not less than the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted. The Administrator shall determine the exercise price of each Nonstatutory Stock Option. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an exercise price lower than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option if such Incentive Stock Option is granted pursuant to an assumption of or substitution for another option in a manner consistent with the provisions of Section 424(a) of the Code.

(c)          Consideration. The purchase price of Common Stock acquired pursuant to the exercise of an Option shall be paid, to the extent permitted by applicable law and as determined by the Administrator in its sole discretion, by any combination of the methods of payment set forth below. The Administrator shall have the authority to grant Options that do not permit all of the following methods of payment (or otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to utilize a particular method of payment. The methods of payment permitted by this Section 6(c) are:

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(i)          by cash or check;

(ii)         pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Administrator that, prior to the issuance of Common Stock, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds;

(iii)        by delivery to the Company (either by actual delivery or attestation) of shares of Common Stock;

(iv)        by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issued upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; provided, however, that the Company shall accept a cash or other payment from the Participant to the extent of any remaining balance of the aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued; provided, further, however, that shares of Common Stock will no longer be outstanding under an Option and will not be exercisable thereafter to the extent that (A) shares are used to pay the exercise price pursuant to the “net exercise,” (B) shares are delivered to the Participant as a result of such exercise, and (C) shares are withheld to satisfy tax withholding obligations; or

(v)         in any other form of legal consideration that may be acceptable to the Administrator.

(d)          Transferability. The following restrictions on the transferability of Options shall apply:

(i)          Restrictions on Transfer. An Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionee only by the Optionee; provided, however, that the Administrator may, in its sole discretion, permit transfer of the Option to a revocable trust. Notwithstanding the foregoing, however, an Incentive Stock Option shall not be transferable other than by will or the laws of descent and distribution, and shall be exercisable only by the Optionee during the Optionee’s lifetime, except as otherwise permitted by the Administrator and by Sections 421, 422 and 424 of the Code and the regulations and other guidance thereunder.

(ii)         Domestic Relations Orders. Notwithstanding the foregoing, an Option may be transferred pursuant to a domestic relations order; provided, however, that if an Option is an Incentive Stock Option, such Option shall be deemed to be a Nonstatutory Stock Option as a result of such transfer.

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(iii)        Beneficiary Designation. Notwithstanding the foregoing, the Optionee may, by delivering written notice to the Company, in a form provided by or otherwise satisfactory to the Company, designate a third party who, in the event of the death of the Optionee, shall thereafter be the beneficiary of an Option with the right to exercise the Option and receive the Common Stock or other consideration resulting from an Option exercise. In the absence of such a designation, the executor or administrator of the Optionee’s estate shall be entitled to exercise the Option and receive the Common Stock or other consideration resulting from an Option exercise.

(e)          Vesting. Each Option shall vest and become exercisable in one or more installments, at such time or times and subject to such conditions, including without limitation the achievement of specified performance goals or objectives established with respect to one or more performance criteria, as shall be determined by the Administrator.

(f)          Termination of Service. In the event of the Termination of Service of an Optionee for any reason (other than for “Cause,” as defined in an Option Agreement, or upon the Optionee’s death or Disability), the Optionee may exercise his or her Option, but only within such period of time as is set forth in the Option Agreement (and in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the case of an Incentive Stock Option, such exercise period provided in the Option Agreement shall not exceed three (3) months from the date of termination.

(g)          Disability of Optionee. In the event of a Termination of Service of an Optionee as a result of the Optionee’s Disability, the Optionee may exercise his or her Option within the period specified in the Option Agreement (in no event to exceed twelve (12) months from the date of such termination in the case of an Incentive Stock Option), and only to the extent that the Optionee was entitled to exercise the Option at the date of such termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement).

(h)          Death of Optionee. In the event that (i) an Optionee’s Termination of Service occurs as a result of the Optionee’s death, or (ii) an Optionee dies within the period (if any) specified in the Option Agreement after the Optionee’s Termination of Service for a reason other than death, then, notwithstanding Section 6(f) above, the Option may be exercised (to the extent the Optionee was entitled to exercise such Option as of the date of death) by the Optionee’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the option upon the Optionee’s death, but only within the period ending on the earlier of (i) the date that is twelve (12) months after the date of Termination of Service, or (ii) the expiration of the term of such Option as set forth in the Option Agreement.

(i)          Termination for Cause. In the event of the Termination of Service of an Optionee for Cause, except as otherwise determined by the Administrator in the specific situation, all Options granted to such Optionee shall expire as set forth in the Option Agreement.

(j)          Extension of Termination Date. An Optionee’s Option Agreement may provide that if the exercise of the Option following an Optionee’s Termination of Service (other than for Cause or upon the Optionee’s death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of (i) the expiration of a period of three (3) months after the termination of the Optionee’s Continuous Service during which the exercise of the Option would not be in violation of such registration requirements, or (ii) the expiration of the term of the Option as set forth in the Option Agreement.

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(k)          Non-Exempt Employees. Unless otherwise determined by the Administrator of Directors, no Option granted to an Employee that is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, shall be first exercisable for any shares of Common Stock until at least six months following the date of grant of the Option. The foregoing provision is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option will be exempt from his or her regular rate of pay.

(l)          Early Exercise. The Option may, but need not, include a provision whereby the Optionee may elect at any time prior to a Termination of Service to exercise the Option as to any part or all of the Option Shares prior to the full vesting of the Option. Any unvested Option Shares so purchased may be subject to an unvested share repurchase option in favor of the Company or to any other restriction the Administrator determines to be appropriate.

7.	Provisions of Stock Awards Other Than Options.

(a)          Stock Bonus Awards. Stock Bonus awards shall be made pursuant to Stock Bonus Agreements in such form and containing such terms and conditions as the Administrator shall deem appropriate. The terms and conditions of Stock Bonus Agreements may change from time to time, and the terms and conditions of separate Stock Bonus Agreements need not be identical, but each Stock Bonus Agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions (except to the extent that any such provision indicates it is permissible rather than mandatory):

(i)          Consideration. A Stock Bonus may be awarded in consideration for past services actually rendered to the Company or an Affiliate for its benefit, provided that the Participant remains eligible to receive Stock Awards hereunder at the time of the award.

(ii)         Vesting. Award Shares issued pursuant to a Stock Bonus Agreement may, but need not, be subject to a share repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Administrator.

(iii)        Termination of Service. In the event of a Termination of Service, the Company may reacquire any or all of the Award Shares held by the Participant which have or have not vested as of the date of termination under the terms of the Stock Bonus Agreement.

(iv)        Transferability. Unless otherwise determined by the Administrator, rights to acquire Award Shares under the Stock Bonus Agreement shall not be transferable except by will or by the laws of descent and distribution, or, to the extent permitted by the Administrator, to a revocable trust.

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(b)          Restricted Stock Awards. Each Restricted Stock award shall be made pursuant to a Restricted Stock Award Agreement in such form and containing such terms and conditions as the Administrator shall deem appropriate. The terms and conditions of the Restricted Stock Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Award Agreements need not be identical, but each Restricted Stock Award Agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions (except to the extent that any such provision indicates it is permissible rather than mandatory):

(i)          Purchase Price. The purchase price under each Restricted Stock Award Agreement shall be such amount as the Administrator shall determine and designate in such Restricted Stock Award Agreement, including no consideration or such minimum consideration as may be required by applicable law.

(ii)         Consideration. The purchase price of Common Stock acquired pursuant to the Restricted Stock Award Agreement, if any, shall be paid either: (a) in cash at the time of purchase; (b) at the discretion of the Administrator, according to a deferred payment or other similar arrangement with the Participant; or (c) in any other form of legal consideration that may be acceptable to the Administrator in its discretion.

(iii)        Vesting. Award Shares acquired under the Restricted Stock Award Agreement may, but need not, be subject to a share repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Administrator.

(iv)        Termination of Service. In the event of a Participant’s Termination of Service, the Company may repurchase or otherwise reacquire any or all of the Award Shares held by the Participant which have or have not vested as of the date of termination under the terms of the Restricted Stock Award Agreement.

(v)         Transferability. Unless otherwise determined by the Administrator, rights to acquire Award Shares under the Restricted Stock Award Agreement shall not be transferable except by will, by the laws of descent and distribution, or, to the extent permitted by the Administrator, to a revocable trust.

(c)          Restricted Stock Units. The Administrator is authorized to make Awards of Restricted Stock Units to any Participant selected by the Administrator in such amounts and subject to such terms and conditions as determined by the Administrator. At the time of grant, the Administrator shall specify the date or dates on which the Restricted Stock Units shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate. Alternatively, Restricted Stock Units may become fully vested and nonforfeitable pursuant to the satisfaction of one or more Performance Goals or other specific performance goals as the Administrator determines to be appropriate at the time of the grant of the Restricted Stock Units or thereafter, in each case on a specified date or dates or over any period or periods determined by the Administrator. At the time of grant, the Administrator shall specify the maturity date applicable to each grant of Restricted Stock Units which shall be no earlier than the vesting date or dates of the Award and may be determined at the election of the Participant to whom the Award is granted. On the maturity date, the Company shall transfer to the Participant one unrestricted, fully transferable share of Stock for each Restricted Stock Unit that is vested and scheduled to be distributed on such date and not previously forfeited. The Administrator shall specify the purchase price, if any, to be paid by the Participant to the Company for such shares of Stock. All Restricted Stock Unit awards shall be subject to such additional terms and conditions as determined by the Administrator and shall be evidenced by a written Stock Award Agreement.

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8.	Performance-Based Awards.

(a)          Purpose. The purpose of this Article 8 is to provide the Administrator the ability to qualify Stock Awards other than Options as Qualified Performance-Based Compensation. If the Administrator, in its discretion, decides to grant a Performance-Based Award to a Covered Employee, the provisions of this Article 8 shall control over any contrary provision contained in Article 7; provided, however, that the Administrator may in its discretion grant Stock Awards to Covered Employees that are based on Performance Criteria or Performance Goals but that do not satisfy the requirements of this Article 8.

(b)          Applicability. This Article 8 shall apply only to those Covered Employees selected by the Administrator to receive Performance-Based Awards. The designation of a Covered Employee as a Participant for a Performance Period shall not in any manner entitle the Participant to receive an Award for the period. Moreover, designation of a Covered Employee as a Participant for a particular Performance Period shall not require designation of such Covered Employee as a Participant in any subsequent Performance Period and designation of one Covered Employee as a Participant shall not require designation of any other Covered Employees as a Participant in such period or in any other period.

(c)          Procedures with Respect to Performance-Based Awards. To the extent necessary to comply with the Qualified Performance-Based Compensation requirements of Section 162(m)(4)(C) of the Code, with respect to any Award granted under Article 7 which may be granted to one or more Covered Employees, no later than ninety (90) days following the commencement of any fiscal year in question or any other designated fiscal period or period of service (or such other time as may be required or permitted by Section 162(m) of the Code), the Administrator shall, in writing, (a) designate one or more Covered Employees, (b) select the Performance Criteria applicable to the Performance Period, (c) establish the Performance Goals, and amounts of such Awards, as applicable, which may be earned for such Performance Period, and (d) specify the relationship between Performance Criteria and the Performance Goals and the amounts of such Awards, as applicable, to be earned by each Covered Employee for such Performance Period. Following the completion of each Performance Period, the Administrator shall certify in writing whether the applicable Performance Goals have been achieved for such Performance Period. In determining the amount earned by a Covered Employee, the Administrator shall have the right to reduce or eliminate (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Administrator may deem relevant to the assessment of individual or corporate performance for the Performance Period.

(d)          Payment of Performance-Based Awards. Unless otherwise provided in the applicable Stock Award Agreement, a Participant must be employed by the Company or a Parent or Subsidiary on the day a Performance-Based Award for such Performance Period is paid to the Participant. Furthermore, a Participant shall be eligible to receive payment pursuant to a Performance-Based Award for a Performance Period only if the Performance Goals for such period are achieved.

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(e)          Additional Limitations. Notwithstanding any other provision of the Plan, any Award which is granted to a Covered Employee and is intended to constitute Qualified Performance-Based Compensation shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as qualified performance-based compensation as described in Section 162(m)(4)(C) of the Code, and the Plan shall be deemed amended to the extent necessary to conform to such requirements.

9.	Covenants of the Company.

(a)          Availability of Shares. During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Stock Awards.

(b)          Compliance with Laws and Regulations. This Plan, the grant and exercise of Stock Awards thereunder, and the obligation of the Company to sell, issue or deliver Award Shares under such Stock Awards, shall be subject to all applicable federal, state and local laws, rules and regulations and to such approvals by any governmental or regulatory agency as may be required. The Company shall not be required to register in a Participant’s name or deliver any Award Shares prior to the completion of any registration or qualification of such Shares under any federal, state or local law or any ruling or regulation of any government body which the Administrator shall determine to be necessary or advisable. To the extent the Company is unable to or the Administrator deems it infeasible to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary or advisable for the lawful issuance and sale of any Award Shares hereunder, the Company shall be relieved of any liability with respect to the failure to issue or sell such Award Shares as to which such requisite authority shall not have been obtained. No Option shall be exercisable and no Award Shares shall be issued and/or transferable under any other Stock Award unless a registration statement with respect to the Award Shares underlying such Stock Award is effective and current or the Company has determined that such registration is unnecessary.

10.	Use of Proceeds.

Proceeds from the sale of Award Shares shall constitute general funds of the Company and shall be used for general operating capital of the Company.

11.	Adjustments Upon Change in Common Stock.

If any change is made in the Common Stock subject to the Plan or subject to any Stock Award without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reclassification, stock dividend, dividend in property other than cash, stock split, reverse stock split, liquidating dividend, exchange of shares, change in corporate structure or other distribution of the Company’s equity securities), the Plan and all outstanding Stock Awards will be appropriately adjusted in the class and maximum number of shares subject to the Plan and the class and number of shares and price per share of Common Stock subject to outstanding Stock Awards. Such adjustment shall be made by the Administrator, the determination of which shall be final, binding and conclusive.

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12.	Adjustments Upon Change in Control.

(a)          The Administrator shall have the discretion to provide in each Stock Award Agreement the terms and conditions that relate to (i) vesting of such Stock Award in the event of a Change in Control, and (ii) assumption of such Stock Award Agreements or issuance of comparable securities under an incentive program in the event of a Change in Control. The aforementioned terms and conditions may vary in each Stock Award Agreement.

(b)          If the terms of an outstanding Option Agreement provide for accelerated vesting in the event of a Change in Control, or to the extent that an Option is vested and not yet exercised, the Administrator in its discretion may provide, in connection with the Change in Control transaction, for the purchase or exchange of each Option for an amount of cash or other property having a value equal to the difference (or “spread”) between: (x) the value of the cash or other property that the Optionee would have received pursuant to the Change in Control transaction in exchange for the vested Option Shares issuable upon exercise of the Option had the Option been exercised immediately prior to the Change in Control, and (y) the aggregate exercise price of the vested Option Shares. If in such case the aggregate exercise price of the vested Option Shares is greater than or equal to the value of the cash or other property that the Optionee would have received pursuant to the Change in Control transaction in exchange for the vested Option Shares had the Option been exercised immediately prior to the Change in Control, then the Option shall be cancelled and Optionee shall receive no payment for such Option Shares. Upon such purchase, exchange or cancellation, the Option shall be terminated and Optionee shall have no further rights with respect to such Option.

(c)          Outstanding Options shall terminate and cease to be exercisable upon consummation of a Change in Control except to the extent that the Options are assumed by the successor entity (or parent thereof) pursuant to the terms of the Change in Control transaction.

13.	Acceleration of Exercisability and Vesting.

The Administrator shall have the power to accelerate the time at which any or all Stock Awards may first be exercised or the time during which any or all Stock Awards or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in any Stock Award stating the time at which it may first be exercised or the time during which it will vest. By approval of the Plan, the Company’s stockholders consent to any such accelerations in the Administrator’s sole discretion.

14.	Dissolution or Liquidation.

In the event of a dissolution or liquidation of the Company, then all outstanding Stock Awards shall terminate immediately prior to such event.

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15.	Miscellaneous.

(a)          Stockholder Rights. Neither a Participant nor any person to whom a Stock Award is transferred shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any Award Shares unless and until such person has satisfied all requirements for exercise of the Stock Award pursuant to its terms and the Company has duly issued a stock certificate for such Award Shares.

(b)          No Employment or Other Service Rights. Nothing in the Plan or any Stock Award Agreement shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Stock Award was granted or shall affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without Cause; (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate; or (iii) the service of a Director pursuant to the Bylaws or Certificate of Incorporation of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

(c)          Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company and any Affiliates) exceeds One Hundred Thousand Dollars ($100,000), the Options or portions thereof that exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).

(d)          Investment Assurances. The Company may require a Participant, as a condition of exercising an Option or otherwise acquiring Common Stock under any Stock Award, (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Stock Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (x) the issuance of the shares upon the exercise or acquisition of Common Stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act; or (y) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

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(e)          Withholding Obligations. The Company may, in its sole discretion, satisfy any federal, state or local tax withholding obligation relating to a Stock Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii)  withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Stock Award, provided that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law (or such lower amount as may be necessary to avoid classification of the Stock Award as a liability); or (iii) by such other method as may be set forth in the Stock Award Agreement.

(f)          Compliance with Section 409A of the Code. To the extent applicable, the Plan and Stock Award Agreements shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued or amended after the Effective Date (as defined in Section 18 below). Notwithstanding any provision of the Plan or Stock Award to the contrary, in the event that following the Effective Date the Administrator determines that any Stock Award may be subject to Section 409A of the Code and related Department of Treasury guidance (including such Department of Treasury guidance as may be issued after the Effective Date), the Administrator may adopt such amendments to the Plan and the applicable Stock Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Administrator determines are necessary or appropriate to (i) exempt the Stock Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Stock Award; or (ii) comply with the requirements of Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued or amended after the Effective Date.

16.	Amendment of the Plan.

(a)          In General. The Administrator at any time, and from time to time, may amend the Plan. However, no amendment shall be effective unless approved by the stockholders of the Company within twelve (12) months before or after the adoption of the amendment where the amendment will:

(i)          Increase the number of shares reserved for Stock Awards under the Plan, except as provided in Section 11 relating to adjustments upon changes in Common Stock;

(ii)         Modify the requirements as to eligibility for participation in the Plan (to the extent such modification requires stockholder approval in order for the Plan to satisfy the requirements of Section 422 of the Code); or

(iii)        Modify the Plan in any other way if such modification requires stockholder approval in order for the Plan to satisfy the requirements of Section 422 of the Code.

(b)          Amendment to Maximize Benefits. It is expressly contemplated that the Administrator may amend the Plan in any respect the Administrator deems necessary or advisable to provide Participants with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under the Plan into compliance therewith.

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(c)          No Impairment. The rights and obligations under any Stock Award granted before any amendment of the Plan shall not be altered or impaired by such amendment unless the Company requests the consent of the person to whom the Stock Award was granted and such person consents in writing; provided, however, that notwithstanding anything to the contrary in this Section 16 or elsewhere in this Plan, no such consent shall be required with respect to any amendment or alteration if the Administrator determines in its sole discretion that such amendment or alteration either (i) is required or advisable in order for the Company, the Plan or the Stock Award to satisfy or conform to any law or regulation or to meet the requirements of any accounting standard, or (ii) is not reasonably likely to significantly diminish the benefits provided under such Award, or that any such diminishment has been adequately compensated.

17.	Termination or Suspension of the Plan.

(a)          Termination or Suspension. The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on November 14, 2023 (which shall be within ten (10) years from the date the Plan is adopted by the Board or approved by the stockholders of the Company, whichever is earlier), and no Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated, but Stock Awards and Stock Award Agreements then outstanding shall continue in effect in accordance with their respective terms.

(b)          No Impairment. Rights and obligations under any Stock Award granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except as otherwise provided herein or with the consent of the person to whom the Stock Award was granted.

18.	Effective Date of Plan.

The Plan became effective on September 24, 2013, which is the date that the Plan was adopted by the Board (the “Effective Date”), provided that the stockholders of the Company approve or have approved the Plan within twelve (12) months of such date. No Options granted under the Plan shall be exercised unless and until the Plan has been approved by the stockholders of the Company, and all Stock Awards granted under the Plan shall be rescinded if stockholder approval of the Plan is not obtained within such 12-month period.

19.	Non-Exclusivity of the Plan

Neither the adoption of this Plan by the Board nor the submission of this Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as either may deem desirable, including, without limitation, the granting of stock options or restricted stock otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

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20.	Liability of the Company.

The Company and the members of the Board shall not be liable to a Participant or any other persons as to: (a) the non-issuance or non-transfer, or any delay of issuance or transfer, of any Award Shares which results from the inability of the Company to comply with, or to obtain, or from any delay in obtaining from any regulatory body having jurisdiction, all requisite authority to issue or transfer Award Shares if counsel for the Company deems such authority reasonably necessary for lawful issuance or transfer of any such shares and, in furtherance thereof, appropriate legends may be placed on the stock certificates evidencing Award Shares to reflect such transfer restrictions; and (b) any tax consequence expected, but not realized, by any Participant or other person due to the receipt, exercise or settlement of any Option or other Stock Award granted hereunder.

21.	Choice of Law.

The laws of the State of Delaware shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of laws rules.

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2013

EQUITY INCENTIVE PLAN

OF

MULTICELL TECHNOLOGIES, Inc.

Adopted September 24, 2013

i

Attachment I

Option Agreement

Stock Option Agreement

(Incentive Stock Option or Nonstatutory Stock Option)

MULTICELL TECHNOLOGIES, INC. 2013 Equity Incentive Plan

Effective as of September 24, 2013

Pursuant to the Stock Option Grant Notice (“Grant Notice”) and this Option Agreement (“Option Agreement”), MultiCell Technologies, Inc., a Delaware corporation (the “Company”) has granted to Optionee an option under its 2013 Equity Incentive Plan (the “Plan”), to purchase the number of shares of the Company’s Common Stock indicated in Optionee’s Grant Notice, at the exercise price indicated in such Grant Notice. This Option Agreement is incorporated by reference into and made a part of the Grant Notice. Whenever capitalized terms are used in this Option Agreement, they shall have the meaning specified (i) in the Plan, (ii) in the relevant Grant Notice, or (iii) below, unless the context clearly indicates to the contrary.

The details of the Option granted to Optionee are as follows:

1.         Term of Option. Subject to the maximum time limitations in Sections 5(b) and 6(a) of the Plan, the term of the Option shall be the period commencing on the Date of Grant and ending on the Expiration Date (as defined in the Grant Notice), unless terminated earlier as provided herein or in the Plan.

2.         Exercise Price. The Exercise Price of the Option granted hereby shall be as provided in the Grant Notice.

3.         Exercise of Option.

(a)          The Grant Notice sets forth the rate at which the Option Shares shall become subject to purchase (“vest”) by Optionee.

(b)          In the event of a Change in Control of the Company, except as otherwise may be provided in the Plan or Grant Notice, the vesting of the Option shall not accelerate, and the Option shall terminate if not exercised (to the extent then vested and exercisable) at or prior to such Change in Control.

(c)          Optionee shall exercise the Option, to the extent exercisable, in whole or in part, by sending written notice to the Company on a Notice of Exercise in the form attached to the Grant Notice of his or her intention to purchase Option Shares hereunder, together with a check in the amount of the full purchase price of the Option Shares to be purchased, or such other form of payment as permitted by the Grant Notice. Except as otherwise consented to by the Company, Optionee shall not exercise the Option at any one time with respect to less than five percent (5%) of the total Option Shares set forth in the Grant Notice unless Optionee exercises all of the Option then vested and exercisable.

(d)          If the Option is an Incentive Stock Option, by Optionee’s exercise of the Option, Optionee agrees that he or she will notify the Company in writing within fifteen (15) days after the date of any disposition of any of the shares of the Common Stock issued upon exercise of the Option that occurs within two (2) years after the date of the Date of Grant or within one (1) year after such shares of Common Stock are transferred upon exercise of the Option.

(e)          Optionee agrees to complete and execute any additional documents which the Company reasonably requests that Optionee complete in order to comply with applicable federal, state and local securities laws, rules and regulations.

(f)          Subject to the Company’s compliance with all applicable laws, rules and regulations relating to the issuance of such Option Shares and Optionee’s compliance with all the terms and conditions of the Grant Notice, this Option Agreement, and the Plan, the Company shall promptly deliver the Option Shares to Optionee.

(g)          Except as otherwise provided herein or in the Plan, the Option may be exercised during the lifetime of Optionee only by Optionee.

(h)          In the event that Optionee is an Employee eligible for overtime compensation under the Fair Labor Standards Act of 1938, as amended (i.e., a “Non-Exempt Employee”), Optionee may not exercise his or her Option until the later of (i) the date that he or she shall have completed at least six (6) months of service to the Company measured from the Date of Grant specified in Optionee’s Grant Notice, or (ii) the date set forth in the Grant Notice for when the Option is first exercisable.

4.         Exercise Prior to Vesting (“Early Exercise”). If expressly permitted by the Grant Notice and subject to the provisions of this Option Agreement, Optionee may, at any time that is both (i) prior to a Termination of Service; and (ii) prior to the Expiration Date, elect to exercise all or part of the Option, including the nonvested portion of the Option; provided, however, that:

(a)          a partial exercise of the Option shall be deemed to cover first any vested Option Shares and then the earliest vesting installment(s) of unvested Option Shares;

(b)          any Option Shares so purchased from installments which have not vested as of the date of exercise shall be subject to a purchase option in favor of the Company, pursuant to an Early Exercise Stock Purchase Agreement in form satisfactory to the Company;

(c)          Optionee shall enter into the Early Exercise Stock Purchase Agreement with a vesting schedule that will result in the same vesting as if no early exercise had occurred; and

(d)          as provided in the Plan, if the Option is an Incentive Stock Option, to the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which the Option plus all other Incentive Stock Options held by Optionee are exercisable for the first time during any calendar year (under all plans of the Company and its Affiliates) exceeds One Hundred Thousand Dollars ($100,000), the Options or portions thereof that exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

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5.         Option Not Transferable. The Option granted hereunder shall not be transferable in any manner other than as provided in Section 6(d) of the Plan. More particularly (but without limiting the foregoing), the Option may not be assigned, transferred (except as expressly provided in the Plan), pledged or hypothecated in any way, shall not be assignable by operation of law and shall not be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of the Option contrary to the provisions hereof, or the levy of any execution, attachment or similar process upon the Option, shall be null and void and without effect.

6.         Termination of Option.

(a)          To the extent not previously exercised, the Option shall terminate on the Expiration Date; provided, however, that except as otherwise provided in this Section 6, the Option may not be exercised more than sixty (60) days after the Termination of Service of Optionee for any reason (other than for Cause, as defined below, or upon Optionee’s death or Disability). Within such sixty (60)-day period, except as may otherwise be specifically provided in this Option Agreement or any other agreement between Optionee and the Company which has been approved by the Board, Optionee may exercise the Option only to the extent the same was exercisable on the date of such termination and said right to exercise shall terminate at the end of such period.

(b)          In the event of the Termination of Service of Optionee as a result of Optionee’s Disability, the Option shall be exercisable for a period of six (6) months from the date of such termination, but in no event later than the Expiration Date and only to the extent that the Option was exercisable on the date of such termination.

(c)          In the event of the Termination of Service of Optionee as a result of Optionee’s death, the Option shall be exercisable by Optionee’s estate (or by the person who acquires the right to exercise the Option by will or by the laws of descent and distribution) for a period of twelve (12) months from the date of such termination, but in no event later than the Expiration Date and only to the extent that Optionee was entitled to exercise the Option on the date of death.

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(d)          In the event of the Termination of Service of Optionee for Cause (as defined below), unless otherwise determined by the Board, (A) the Option shall expire as of the date of the first occurrence giving rise to such termination or upon the Expiration Date, whichever is earlier; (B) Optionee shall have no rights with respect to any unexercised portion of the Option; and (C) any Option Shares issued in respect of the exercise of the Option on or after the date of the first act and/or event constituting Cause shall have occurred shall be deemed to have been issued in respect of an expired option, and shall thereupon be deemed null and void ab initio, and Optionee shall have no claims to, or rights in, any such Option Shares. “Cause” means with respect to Optionee, the occurrence of any of the following events, as reasonably determined by the Board in each case: (i) Optionee’s commission of any felony or any crime involving fraud, dishonesty or moral turpitude under the laws of the United States or any state thereof; (ii) Optionee’s commission, or attempted commission, of, or participation in, a fraud or act of dishonesty against the Company or any Affiliate, or any of their respective employees, officers or directors; (iii) Optionee’s intentional, material violation of any contract or agreement between the Optionee and the Company or any Affiliate or of any statutory duty owed to the Company or any Affiliate; (iv) Optionee’s unauthorized use or disclosure of the Company’s or an Affiliate’s material confidential information or trade secrets; (v) Optionee’s gross misconduct in connection with Optionee’s service to the Company or an Affiliate; or (vi) Optionee’s failure to promptly return all documents and other tangible items belonging to the Company or its Affiliates in the Participant’s possession or control, including all complete or partial copies, recordings, abstracts, notes or reproductions of any kind made from or about such documents or information contained therein, upon a Termination of Service for any reason. “Cause” shall not require that a civil judgment or criminal conviction have been entered against, or guilty plea shall have been made by, Optionee regarding any of the matters referred to in clauses (i) through (vi). Accordingly, the Board shall be entitled to determine “Cause” based on the its good faith belief. If the Optionee is criminally charged with a felony or similar offense, that shall be a sufficient, but not a necessary, basis for such a belief. Unless otherwise specifically provided in the Grant Notice, the foregoing definition of “Cause” shall apply for all purposes relating to the Option, notwithstanding any employment or other agreement by and between Optionee and the Company or any Affiliate thereof that defines a termination on account of “Cause” (or a term having similar meaning). Any determination by the Board that an Optionee’s Termination of Service is for Cause may be made following a Termination of Service and shall be communicated by written notice to Optionee within 30 days after a Termination of Service; provided, however, that after such 30-day period, the Board may make a determination that a Termination of Service is for “Cause” based upon clear and convincing evidence subsequently received by the Board, that an event or events constituting Cause have occurred on or prior the date of the Termination of Service and, in such event, any Option Shares issued in respect of the exercise of the Option on or after the date that the first act and/or event constituting Cause shall have occurred, shall be deemed to have been issued in respect of an expired option and shall thereupon be deemed null and void ab initio, and Optionee shall have no claims to, or rights in, any such Option Shares.

(e)          Notwithstanding the foregoing, the Option is subject to earlier termination upon a Change in Control, as provided in Section 3(b) above and in Section 11 of the Plan, or upon the dissolution of the Company. If the Option will terminate in connection with a Change in Control, the Company shall provide written notice to Optionee of a proposed transaction constituting a Change in Control, not less than ten (10) days prior to the anticipated effective date of the proposed transaction.

(f)          Notwithstanding anything herein to the contrary, no portion of any Option which is not exercisable by Optionee upon the Termination of Service of such Optionee shall thereafter become exercisable, regardless of the reason for such termination, except as may otherwise be specifically provided in this Option Agreement or any other agreement between Optionee and the Company which has been approved by the Board.

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7.         No Right to Continued Service. The Option does not confer upon Optionee any right to continue as an Employee or Director of, or Consultant to, the Company or an Affiliate, nor does it limit in any way the right of the Company or an Affiliate to terminate Optionee’s employment or other relationship with the Company or an Affiliate, at any time, with or without Cause.

8.         Other Provisions Regarding Transfer.

(a)          Optionee, as a condition for accepting any Option Shares, shall not sell, transfer or pledge any Option Shares other than in the manner expressly permitted in this Option Agreement, and any such sale, transfer or pledge of the Option Shares in violation of this Agreement shall be void. The Company shall not be required (i) to transfer on its books any Option Shares which shall have been sold or transferred in violation of any of the provisions set forth in this Option Agreement or (ii) to treat as the owner of such Option Shares or accord the right to vote or pay dividends to any transferee to whom such Option Shares shall have been so transferred.

(b)          Notwithstanding anything to the contrary contained herein, Optionee is under no restrictions as to the transfer by him or her of any or all of the issued Option Shares to his or her Related Transferees (as defined herein), provided that each such Related Transferee shall first (i) execute a written consent to be bound by all of the relevant provisions of this Option Agreement in form and substance satisfactory to the Company; and (ii) give a duplicate original of such consent to the Company. The “Related Transferees” of Optionee as used herein shall consist of Optionee’s spouse, his or her adult lineal descendants, the adult spouses of his or her lineal descendants and trusts for the benefit of any of the foregoing, Optionee and/or his or her minor lineal descendants. In the event of any transfer by Optionee to his or her Related Transferees of all or any part of the Option Shares (or in the event of any subsequent transfer by any such Related Transferee to another Related Transferee of Optionee), such Related Transferees shall receive and hold the Option Shares subject to the relevant terms of this Option Agreement and Optionee’s rights and obligations hereunder as though the Option Shares were still owned by Optionee and shall together with Optionee continue to be deemed to be the “Optionee” for purposes of this Option Agreement, including without limitation restrictions on the transfer of Option Shares. There shall be no further transfer of the Option Shares by a Related Transferee except between and among such Related Transferee, the Optionee and other Related Transferees of Optionee, or except as permitted by this Option Agreement. The Company advises Optionee to seek independent tax counsel prior to transferring any Option Shares to any Related Transferee.

(c)          Optionee hereby grants to the Company a security interest in the Option Shares for the purpose of ensuring that a transfer in violation of the restrictions set forth in this Sections 8 does not occur. In furtherance of such security interest, the Company may, at its option, retain the certificate(s) evidencing the Option Shares, together with stock assignments executed in blank by Optionee, until such transfer restrictions terminate in accordance with Section 8(d). Optionee hereby grants to any officer(s) of the Company the power of attorney to cause the Option Shares to be transferred on the books of the Company in the event the Company and/or its assignees repurchase some or all of the Option Shares in accordance with this Option Agreement.

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(d)          The transfer restrictions provided in this Section 8 hereof may be terminated on such conditions as the Board may determine in its sole discretion.

9.         Notice of Tax Election. If Optionee makes any tax election relating to the treatment of the Option Shares under the Internal Revenue Code of 1986, as amended, Optionee shall promptly notify the Company of such election.

10.       Acknowledgments of Optionee. Optionee acknowledges and agrees that:

(a)          Although the Company has made a good faith attempt to qualify the Option as an incentive stock option within the meaning of Sections 421, 422 and 424 of the Code (if the Grant Notice provides that the Option is an Incentive Stock Option), the Company does not warrant that the Option granted herein constitutes an “incentive stock option” within the meaning of such sections, or that the transfer of Option Shares will be treated for federal income tax purposes as specified in Section 421 of the Code.

(b)          In the event the Option is not an incentive stock option within the meaning of Sections 421, 422 and 424 of the Code (whether or not the Grant Notice provides that the Option is an Incentive Stock Option) and it is determined that the per share Exercise Price of the Option (as set forth in the Notice of Grant of Option) is less than the fair market value of a share of the Company’s Common Stock as of the date of grant of the Option, Optionee could have deferred compensation pursuant to Section 409A of the Code in an amount equal to the difference between the fair market value of a share of the Company's Common Stock as of the date that the Option vests and the per share Exercise Price multiplied by the number of Option Shares then vesting (the “spread”). As a result, because the Option likely will not be compliant with the rules in respect of deferred compensation under Section 409A, Optionee could have taxable income (taxed at ordinary income tax rates) in an amount equal to the spread on each vesting date. Optionee would also incur a tax equal to 20% of the spread (and to the extent that Optionee is a California resident, Optionee could incur an additional tax equal to 20% of the spread). The Company does not warrant that the Exercise Price of the Option is equal to or greater than the fair market value of the Common Stock as of the date of grant. Because the issues relating to Section 409A are complex, the Company recommends that Optionee consult with his or her tax advisors as to the possible tax consequences arising from the grant of the Option.

(c)          Optionee shall notify the Company in writing within fifteen (15) days of each disposition (including a sale, exchange, gift or a transfer of legal title) of the Option Shares made within three years after the issuance of such Option Shares.

(d)          If the Grant Notice provides that the Option is an Incentive Stock Option, Optionee understands that if, among other things, he or she disposes of any Option Shares granted within two years of the granting of the Option to him or her or within one year of the issuance of such shares to him or her, then such Option Shares will not qualify for the beneficial treatment which Optionee might otherwise receive under Sections 421 and 422 of the Code.

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(e)          Optionee and his or her transferees shall have no rights as a shareholder with respect to any Option Shares until the date of the issuance of a stock certificate evidencing such Option Shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 10 of the Plan.

(f)          All certificates representing the Option Shares shall have endorsed thereon the following legends, the provisions of which are hereby incorporated into this Option Agreement by this reference, and such other legends as the Company deems necessary or appropriate:

THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE AND HAVE BEEN ISSUED AND SOLD PURSUANT TO AN EXEMPTION FROM THE ACT AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED BY THE HOLDERS THEREOF AT ANY TIME EXCEPT (1) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER THE ACT COVERING THE SECURITIES, OR (2) IF, IN THE REASONABLE OPINION OF COUNSEL TO THE CORPORATION, SUCH SHARES MAY BE TRANSFERRED WITHOUT SUCH REGISTRATION.

(g)          Additionally, certificates representing Option Shares acquired pursuant to the exercise of Incentive Stock Options shall be imprinted with the following legend:

THE SHARES EVIDENCED BY THIS CERTIFICATE WERE ISSUED BY THE CORPORATION TO THE REGISTERED HOLDER UPON EXERCISE OF AN INCENTIVE STOCK OPTION AS DEFINED IN SECTION 422 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (“ISO”). IN ORDER TO OBTAIN THE PREFERENTIAL TAX TREATMENT AFFORDED TO ISOs, THE SHARES SHOULD NOT BE TRANSFERRED PRIOR TO THE LATER OF (A) TWO YEARS AFTER THE DATE OF GRANT OF SUCH ISO, OR (B) ONE YEAR AFTER THE DATE OF EXERCISE OF SUCH ISO. SHOULD THE REGISTERED HOLDER ELECT TO TRANSFER ANY OF THE SHARES PRIOR TO SUCH DATE AND FOREGO ISO TAX TREATMENT, THE TRANSFER AGENT FOR THE SHARES SHALL NOTIFY THE CORPORATION IMMEDIATELY. THE REGISTERED HOLDER SHALL HOLD ALL SHARES PURCHASED UNDER THE INCENTIVE STOCK OPTION IN THE REGISTERED HOLDER'S NAME (AND NOT IN THE NAME OF ANY NOMINEE) PRIOR TO THIS DATE OR UNTIL TRANSFERRED AS DESCRIBED ABOVE.

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11.       Investment Representations. As an inducement to the Company to grant the Option and issue the Option Shares to Optionee, Optionee hereby makes the following representations and warranties, and authorizes the Company to rely upon the same:

(a)          Optionee will acquire the Option Shares for investment for his or her own account, not for resale, without any intention of or view toward or for participating, directly or indirectly, in a distribution of the Option Shares or any portion thereof.

(b)          Optionee understands that an investment in the Company is speculative, that any possible profits therefrom are uncertain, and that he or she must bear the economic risks of the investment in the Company for an indefinite period of time.

(c)          Optionee understands and agrees that (i) the legends set forth in Sections 10(f) and 10(g) hereof (as applicable) will be placed on the certificate(s) evidencing the Option Shares and, except as otherwise herein provided for, on certificate(s) issued to transferees; (ii) the stock records of the Company will be noted with respect to such restrictions; and (iii) the Company will not be under any obligation to register the Option Shares or to comply with any exemption available for sale of the Option Shares without registration.

(d)          Optionee is a bona fide resident and domiciliary of, not a temporary transient resident of, and has his or her principal residence in, the state or other jurisdiction set forth under Optionee’s signature in the Grant Notice, and Optionee does not have any present intention of moving his or her principal residence from such state or jurisdiction.

12.       Withholding Obligations. Whenever Option Shares are to be issued under the Option Agreement, the Company shall have the right to require Optionee to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to issuance and/or delivery of any certificate or certificates for such Option Shares.

13.       No Obligation to Notify. The Company shall have no duty or obligation to Optionee to advise Optionee as to the time or manner of exercising the Option. Furthermore, except as specifically set forth herein or in the Plan, the Company shall have no duty or obligation to warn or otherwise advise Optionee of a pending termination or expiration of the Option or a possible period in which the Option may not be exercised. The Company has no duty or obligation to minimize the tax consequences of the Option granted to Optionee.

14.       Miscellaneous.

(a)          This Option Agreement shall bind and inure to the benefit of the parties’ heirs, legal representatives, successors and permitted assigns.

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(b)          This Option Agreement, the Grant Notice and the Plan, constitute the entire agreement between the parties pertaining to the subject matter contained herein and they supersede all prior and contemporaneous agreements, representations and understandings of the parties. No supplement, modification or amendment of this Option Agreement shall be binding unless executed in writing by all of the parties. No waiver of any of the provisions of this Option Agreement shall be deemed or shall constitute a waiver of any other provisions, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver. In the event there exists any conflict or discrepancy between any of the terms in the Plan and this Option Agreement, the terms of the Plan shall be controlling. A copy of the Plan has been delivered to Optionee and also may be inspected by Optionee at the principal office of the Company.

(c)          Should any portion of the Plan, the Grant Notice or this Option Agreement be declared invalid and unenforceable, then such portion shall be deemed to be severable from this Option Agreement and shall not affect the remainder hereof.

(d)          All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified; (ii) three (3) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (iii) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Company at its principal executive office, and to Optionee at the address set forth in the Option Agreement, or at such other address as the Company or Optionee may designate by ten (10) days advance written notice to the other party hereto.

(e)          Any dispute or claim concerning the Option Agreement or the Plan or any disputes or claims relating to or arising out of the Option Agreement or the Plan shall be fully, finally and exclusively resolved by binding and confidential arbitration conducted pursuant to the rules of Judicial Arbitration and Mediation Services, Inc. (“JAMS”) in San Diego County, California. In addition to any other relief, the arbitrator may award to the prevailing party recovery of its attorneys’ fees and costs. By executing the Option Agreement, the Company and Optionee waive their respective rights to have any such disputes or claims tried by a judge or jury.

(f)            This Option Agreement shall be construed according to the laws of the State of Delaware.

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Attachment II

MultiCell Technologies, Inc.
Stock Option Grant Notice
2013 Equity Incentive Plan

FOR GOOD AND VALUABLE CONSIDERATION, MultiCell Technologies, Inc. (the “Company”), hereby grants to the Optionee named below, a stock option (the “Option”) to purchase any part or all of the specified number of shares of its Common Stock (“Option Shares”), upon the terms and subject to the conditions set forth in this Stock Option Grant Notice (the “Grant Notice”), at the specified purchase price per share without commission or other charge. The Option is granted pursuant to the Company’s 2013 Equity Incentive Plan (the “Plan”) and the Stock Option Agreement (the “Option Agreement”), promulgated under the Plan and in effect as of the date of this Grant Notice.

Optionee:
Date of Grant:
Vesting Commencement Date:
Number of Option Shares :
Exercise Price (Per Share):
Total Exercise Price:
Expiration Date:

Type of Grant:	☐ Incentive Stock Option[1]	☐ Nonstatutory Stock Option [Check as Applicable]

Exercise Schedule:	☒ Same as Vesting Schedule	☐ Early Exercise Permitted

Vesting Schedule: Except as otherwise provided in the Option Agreement, the number of Option Shares that are vested (disregarding any resulting fractional share) as of any date shall be determined as follows: (i) no Option Shares will be vested prior to the Vesting Commencement Date; (ii) twenty-five percent (25%) of the Option Shares will be vested upon the one (1) year anniversary of the Vesting Commencement Date, provided, however, that there has not been a Termination of Service as of such date; and (iii) the balance of the Option Shares will be vested in a series of thirty-six (36) successive equal monthly installments measured from the first anniversary of the Vesting Commencement Date, provided, however, that there has not been a Termination of Service as of each such date. In no event will the Option become exercisable for any additional Option Shares after a Termination of Service.

Payment:	By one or a combination of the following items (described in the Plan):

☒	By cash or check

☐	By net exercise, if the Company has established procedures for net exercise

Additional Terms/Acknowledgements: The undersigned Optionee acknowledges receipt of, and understands and agrees to, this Stock Option Grant Notice, the Option Agreement, and the Plan. The Exercise Price (Per Share) has been set at one hundred percent (100%) of the fair market value of the Common Stock on the Date of Grant based on what the Company regards as good faith compliance with the applicable guidance issued by the Internal Revenue Service (“IRS”) under Section 409A of the Code (“Section 409A”) in order to avoid the Option being treated as deferred compensation under Section 409A. However, the Company can give no assurance that the IRS will agree that the Exercise Price Per Share is at least one hundred percent (100%) of the fair market value of the common Stock on the Date of Grant. Accordingly, by signing below, you agree and acknowledge that the Company and each of its officers, employees, directors and shareholders shall not be liable to you or any other person for any applicable taxes, interest, penalties or other costs associated with the Option if the IRS were to determine that the Option constitutes deferred compensation under Section 409A. You should consult with your own tax advisor concerning the tax consequences of the Option as deferred compensation under Section 409A.

1 If this is an Incentive Stock Option, it (plus other outstanding Incentive Stock Options) cannot be first exercisable for more than $100,000 in value (measured by exercise price) in any calendar year. Any excess over $100,000 is a Nonstatutory Stock Option.

Further, by their signatures below, the Company and the Optionee agree that the Option is governed by this Grant Notice and by the provisions of the Plan and Option Agreement, both of which are attached to and made a part of this Grant Notice. Optionee acknowledges receipt of copies of the Plan and the Option Agreement, represents that the Optionee has read and is familiar with their provisions, and hereby accepts the Option subject to all of their terms and conditions. Optionee further acknowledges that, as of the Date of Grant, this Grant Notice, the Option Agreement and the Plan set forth the entire understanding between Optionee and the Company regarding the acquisition of stock in the Company and supersede all prior oral and written agreements on that subject, with the exception of options previously granted under the Plan.

MultiCell Technologies, Inc.		Optionee: [name]

By:
	Signature		Signature
Title:		Date:
Date:

Attachments: (I) Option Agreement; (II) 2013 Equity Incentive Plan; and (III) Notice of Exercise

Attachment I

2013 equity incentive plan

Attachment ii

Stock Option agreement

Attachment III

Notice Of Exercise

MultiCell Technologies, Inc.

68 Cumberland Street, Suite 301

Woonsocket, RI 02895

Date of Exercise: _______________

Ladies and Gentlemen:

This constitutes notice under my stock option that I elect to purchase the number of shares for the price set forth below.

Type of option (check one):		Incentive ☐	Nonstatutory ☐

Stock option dated:

Number of shares as to which option is exercised:

Certificates to be issued in name of:

Total exercise price:	$

Cash or check payment delivered herewith:	$

By this exercise, I agree (i) to provide such additional documents as you may require pursuant to the terms of the 2013 Equity Incentive Plan, (ii) to provide for the payment by me to you (in the manner designated by you) of your withholding obligation, if any, relating to the exercise of this option, and (iii) if this exercise relates to an incentive stock option, to notify you in writing within fifteen (15) days after the date of any disposition of any of the shares of Common Stock issued upon exercise of this option that occurs within two (2) years after the date of grant of this option or within one (1) year after such shares of Common Stock are issued upon exercise of this option.

I hereby make the following certifications and representations with respect to the number of shares of Common Stock of the Company listed above (the “Shares”), which are being acquired by me for my own account upon exercise of the Option as set forth above:

I acknowledge that the Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and are deemed to constitute “restricted securities” under Rule 701 and Rule 144 promulgated under the Securities Act. I warrant and represent to the Company that I have no present intention of distributing or selling said Shares, except as permitted under the Option Agreement (as defined in the Stock Option Grant Notice executed by me), Securities Act and any applicable state securities laws.

I further acknowledge that I will not be able to resell the Shares except as otherwise permitted in the Option Agreement, and for at least ninety days (90) after the stock of the Company becomes publicly traded (i.e., subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934) under Rule 701 and that more restrictive conditions apply to affiliates of the Company under Rule 144.

I further acknowledge that all certificates representing any of the Shares subject to the provisions of the Option shall have endorsed thereon appropriate legends reflecting the foregoing limitations, as well as any legends reflecting restrictions pursuant to the Option Agreement, the Company’s Certificate of Incorporation, Bylaws and/or applicable securities laws.

I further agree that, if required by the Company (or a representative of the underwriters) in connection with the first underwritten registration of the offering of any securities of the Company under the Securities Act, I will not sell, dispose of, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, any shares of Common Stock or other securities of the Company for a period of one hundred eighty (180) days following the effective date of a registration statement of the Company filed under the Securities Act or such longer period as necessary to permit compliance with FINRA Rule 2711 and similar or successor regulatory rules and regulations (the “Lock Up Period”). I further agree to execute and deliver such other agreements as may be reasonably requested by the Company and/or the underwriter(s) that are consistent with the foregoing or that are necessary to give further effect thereto. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such period.

Very truly yours,

3

MULTICELL TECHNOLOGIES
68 Cumberland Street Suite 301
Woonsocket, RI 02895

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

Nominees

01 W. Gerald Newmin 02 Thomas A. Page 03 Edward Sigmond 04 Stephen Chang, Ph.D. 05 Grant Miller

The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

The Board of Directors recommends you vote 3 YEARS on the following proposal:

	3 years	2 years	1 year	Abstain
6 To approve on an advisory , non-binding basis the frequency of the stockholders advisory vote to approve named executive officer compensation.	☐	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

0000185622_1 R1.0.0.51160

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Shareholder Letter, Form 10-K is/are available at www.proxyvote.com .

MULTICELL TECHNOLOGIES, INC.
Annual Meeting of the Stockholders
November 15, 2013
Proxy is Solicited by the Board of Directors

The undersigned revokes all previous proxies, acknowledges receipt of this Revocable Proxy (this "Proxy") and appoints Ed Sigmond and Thomas Page, and each of them, his, her or its true and lawful agent and Proxy of the undersigned, with full power of substitution, to vote all shares of Common Stock of MULTICELL TECHNOLOGIES, INC., a Delaware corporation, (the "Company") which the undersigned is entitled to vote, either on his, her or (in the case of any entities) its own behalf or on behalf of any other entity or entities. The shares represented by this Proxy shall be voted in the manner set forth on this proxy card.

The Board of Directors recommends a vote FOR each of the directors listed and a vote FOR proposals 2,3,4, and 5. The Board of Directors recommends a vote of 3 YEARS for proposal 6. This proxy, when properly executed, will be voted as specified below. If the undersigned returns this Proxy with no specification as to how to vote on the proposals, then the shares represented by this Proxy will be voted FOR the election of each of the directors listed, FOR proposals 2,3,4,5 and 3 YEARS for proposal 6.

0000185622_2 R1.0.0.51160

Continued and to be signed on reverse side